EXHIBIT 10.1
                                                               Execution Version

                                   $10,000,000

                                CREDIT AGREEMENT

                                      AMONG

                              NATIONAL COAL CORP.,

                                   AS HOLDINGS

                           NATIONAL COAL CORPORATION,

                                  AS BORROWER,

                               THE SEVERAL LENDERS

                        FROM TIME TO TIME PARTIES HERETO,

                                       AND

                       GUGGENHEIM CORPORATE FUNDING, LLC,

                             AS ADMINISTRATIVE AGENT

                          DATED AS OF OCTOBER 12, 2006


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                                TABLE OF CONTENTS

                                                                            PAGE


SECTION 1.  DEFINITIONS........................................................1

   1.1      Defined Terms......................................................1

   1.2      Other Definitional Provisions.....................................20

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS...................................21

   2.1      Term Loan Commitments.............................................21

   2.2      Procedure for Term Loan Borrowing.................................21

   2.3      Repayment of Term Loans...........................................22

   2.4      Repayment of Term Loans; Evidence of Debt.........................22

   2.5      Optional Prepayments..............................................23

   2.6      Mandatory Prepayments and Term Loan Commitment Reductions.........23

   2.7      Conversion and Continuation Options...............................24

   2.8      Minimum Amounts and Maximum Number of Eurodollar Tranches.........25

   2.9      Interest Rates and Payment Dates..................................25

   2.10     Computation of Interest and Fees..................................26

   2.11     Inability to Determine Interest Rate..............................26

   2.12     Pro Rata Treatment and Payments...................................27

   2.13     Requirements of Law...............................................28

   2.14     Taxes.............................................................30

   2.15     Indemnity.........................................................31

   2.16     Illegality........................................................32

   2.17     Change of Lending Office..........................................32

   2.18     Replacement of Lenders under Certain Circumstances................32

SECTION 3.  REPRESENTATIONS AND WARRANTIES....................................33

   3.1      Financial Condition...............................................33

   3.2      No Change.........................................................34

   3.3      Corporate Existence; Compliance with Law..........................34

   3.4      Corporate Power; Authorization; Enforceable Obligations...........34

   3.5      No Legal Bar......................................................34

   3.6      No Material Litigation............................................35


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   3.7      No Default........................................................35

   3.8      Ownership of Property; Mines; Liens...............................35

   3.9      Intellectual Property.............................................35

   3.10     Taxes.............................................................36

   3.11     Federal Regulations...............................................36

   3.12     Labor Matters.....................................................36

   3.13     ERISA.............................................................36

   3.14     Investment Company Act; Other Regulations.........................37

   3.15     Subsidiaries......................................................37

   3.16     Use of Proceeds...................................................37

   3.17     Environmental Matters.............................................37

   3.18     Accuracy of Information, etc......................................38

   3.19     Security Documents................................................38

   3.20     Senior Indebtedness...............................................39

   3.21     Solvency..........................................................39

   3.22     Regulation H......................................................39

   3.23     Coal Act; Black Lung Act..........................................39

SECTION 4.  CONDITIONS PRECEDENT..............................................40

   4.1      Conditions to Initial Extension of Credit.........................40

   4.2      Conditions to Term Loans on Delayed Draw Funding Dates............43

SECTION 5.  AFFIRMATIVE COVENANTS.............................................43

   5.1      Financial Statements..............................................43

   5.2      Certificates; Other Information...................................44

   5.3      Payment of Obligations............................................46

   5.4      Conduct of Business and Maintenance of Existence, etc.............46

   5.5      Maintenance of Property; Insurance................................46

   5.6      Inspection of Property; Books and Records; Discussions............46

   5.7      Notices...........................................................46

   5.8      Environmental Laws................................................47


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   5.9      Interest Rate Protection..........................................47

   5.10     Additional Collateral, etc........................................48

   5.11     Further Assurances................................................49

   5.12     Coal Related Matters; Mining......................................49

   5.13     Post-Closing Requirements.........................................50

SECTION 6.  NEGATIVE COVENANTS................................................50

   6.1      Financial Condition Covenants.....................................50

   6.2      Limitation on Indebtedness........................................52

   6.3      Limitation on Liens...............................................53

   6.4      Limitation on Fundamental Changes.................................54

   6.5      Limitation on Disposition of Property.............................55

   6.6      Limitation on Restricted Payments.................................55

   6.7      Limitation on Capital Expenditures................................56

   6.8      Limitation on Investments.........................................56

   6.9      Limitation on Optional Payments and Modifications of
               Debt Instruments, etc..........................................57

   6.10     Limitation on Transactions with Affiliates........................57

   6.11     Limitation on Sales and Leasebacks................................57

   6.12     Limitation on Changes in Fiscal Periods...........................57

   6.13     Limitation on Negative Pledge Clauses.............................57

   6.14     Limitation on Restrictions on Subsidiary Distributions............58

   6.15     Limitation on Lines of Business...................................58

   6.16     Limitation on Hedge Agreements....................................58

SECTION 7.  EVENTS OF DEFAULT.................................................58

SECTION 8.  THE ADMINISTRATIVE AGENT..........................................61

   8.1      Appointment.......................................................61

   8.2      Delegation of Duties..............................................61

   8.3      Exculpatory Provisions............................................61

   8.4      Reliance by Administrative Agent..................................62

   8.5      Notice of Default.................................................62


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   8.6      Non-Reliance on Administrative Agent and Other Lenders............62

   8.7      Indemnification...................................................63

   8.8      Administrative Agent in Its Individual Capacity...................63

   8.9      Successor Administrative Agent....................................64

   8.10     Authorization to Release Liens and Guarantees.....................64

SECTION 9.  MISCELLANEOUS.....................................................64

   9.1      Amendments and Waivers............................................64

   9.2      Notices...........................................................66

   9.3      No Waiver; Cumulative Remedies....................................67

   9.4      Survival of Representations and Warranties........................67

   9.5      Payment of Expenses...............................................67

   9.6      Successors and Assigns; Participations and Assignments............69

   9.7      Adjustments; Set-off..............................................71

   9.8      Counterparts......................................................71

   9.9      Severability......................................................72

   9.10     Integration.......................................................72

   9.11     GOVERNING LAW.....................................................72

   9.12     Submission To Jurisdiction; Waivers...............................72

   9.13     Acknowledgments...................................................73

   9.14     Confidentiality...................................................73

   9.15     Accounting Changes................................................74

   9.16     Intercreditor Agreement...........................................74

   9.17     WAIVERS OF JURY TRIAL.............................................74


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                                TABLE OF CONTENTS



SCHEDULES:
         I        Term Loan Commitments
         1.1      Mortgaged Property
         3.1(b)   Financial Statements
         3.4      Consents, Authorizations, Filings and Notices
         3.8      Ownership of Property; Mines
         3.15     Subsidiaries
         3.17     Environmental Matters
         3.19(b)  Mortgage Filing Jurisdictions
         6.2(d)   Existing Indebtedness
         6.3(f)   Existing Liens

EXHIBITS:
         A        Form of Security Agreement
         B        Form of Compliance Certificate
         C        Form of Closing Certificate
         D        Form of Assignment and Acceptance
         E        Form of Term Note
         F        Form of Borrowing Notice


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                  CREDIT AGREEMENT, dated as of October 12, 2006, among National
Coal Corp., a Florida corporation ("HOLDINGS"), National Coal Corporation, a Tennessee corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties to this Agreement (the "LENDERS"), and Guggenheim Corporate Funding, LLC, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

                  WHEREAS, Holdings and the Borrower have requested that the Lenders make available a credit facility to the Borrower;

                  WHEREAS,   the   Lenders  are  willing  to  make  such  credit
facilities available upon and subject to the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                             SECTION 1. DEFINITIONS

         1.1 DEFINED TERMS. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

                  "ADMINISTRATIVE AGENT":  as defined in the preamble hereto.

                  "AFFILIATE": as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "AGGREGATE EXPOSURE": with respect to any Lender at any time, an amount equal to (a) until the Delayed Draw Funding Termination Date, the aggregate amount of such Lender's Term Loans and outstanding Term Loan Commitments at such time and (b) thereafter, the aggregate then unpaid principal amount of such Lender's Term Loans.

                  "AGGREGATE EXPOSURE PERCENTAGE": with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender's Aggregate Exposure at such time to the sum of the Aggregate Exposures of all Lenders at such time.

                  "AGREEMENT": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

                  "APPLICABLE  MARGIN":  (a) with respect to Term Loans that are
(i) Eurodollar Loans, 3.50% and (ii) Base Rate Loans, 2.50%.

                  "ASSET SALE": any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clause
(a), (b), (c) or (d) of Section  6.5)


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which yields gross proceeds to Holdings, the Borrower or any of their respective
Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $100,000.

                  "ASSIGNEE":  as defined in Section 9.6(c).

                  "ASSIGNMENT AND ACCEPTANCE":  as defined in Section 9.6(c).

                  "ASSIGNOR":  as defined in Section 9.6(c).

                  "AVAILABLE CREDIT": the undrawn portion of the Term Loan Commitment and any amounts available under any revolving credit facility or line of credit.

                  "BANKRUPTCY CODE": title 11, United States Code, as amended from time to time, or any subsequent legislation that amends, supplements or supercedes such statute.

                  "BASE RATE": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "PRIME RATE" shall mean the prime rate of interest specified under the Bloomberg reference identified as "PRIMBB Index" on the date that is two Business Days prior to such day (or such other comparable page as may, in the opinion of the Administrative Agent, replace such page for the purpose of displaying such rate), as in effect from time to time. Any change in the Base Rate due to a change in the Prime Rate actually available or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available.

                  "BASE RATE LOANS": Term Loans for which the applicable rate of interest is based upon the Base Rate.

                  "BENEFITED LENDER":  as defined in Section 9.7.

                  "BLACK LUNG ACT" : collectively, the Black Lung Benefits Revenue Act of 1977, as amended and the Black Lung Benefits reform Act of 1977, as amended.

                  "BOARD": the Board of Governors of the Federal Reserve System of the United States (or any successor).

                  "BORROWER":  as defined in the preamble hereto.

                  "BORROWING NOTICE": with respect to any request for borrowing of Term Loans hereunder, a notice from the Borrower, substantially in the form of, and containing the information prescribed by, Exhibit I, delivered to the Administrative Agent.

                  "BUSINESS DAY": (a) for all purposes other than as covered by clause (b) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and


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(b) with  respect to all notices and  determinations  in  connection  with,  and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

                  "CAPITAL EXPENDITURES": for any period, with respect to any Person, the aggregate of all expenditures by such Person for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which are required to be capitalized under GAAP on a balance sheet of such Person.

                  "CAPITAL LEASE OBLIGATIONS": with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

                  "CAPITAL STOCK": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

                  "CASH EQUIVALENTS": (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-2 by S&P or P-2 by Moody's, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or P by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; and (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.


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                  "CHANGE OF CONTROL":  the  occurrence  of any of the following events: (a) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Holdings and its Subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d) of the Exchange Act) other than a Permitted Investor;
(b) (i) "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")), excluding the Permitted Investors, shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 35% of the outstanding common stock of Holdings and
(ii) the Permitted Investors are the beneficial owners, directly or indirectly, in the aggregate of a lesser percentage of the total voting power of the voting stock of Holdings than such person and do not have the right or ability by voting power, contract or otherwise, to elect or designate for election a majority of the board of directors of Holdings, (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of Holdings (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of Holdings was approved by a vote of a majority of the directors of Holdings then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the board of directors of Holdings then in office, or (d) Holdings shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of the Borrower free and clear of all Liens (except Liens permitted hereunder and Liens created by the Security Agreement).

                  "CLOSING DATE": the date on which the conditions precedent set forth in Section 4.1 shall have been satisfied, which date shall be not later than October 12, 2006.

                  "COAL":  all of the coal owned or leased by any Loan Party and
(i) located on, under, or within, or (ii) produced and severed from, the properties owned or leased by any Loan Party.

                  "COAL ACT": the Coal Industry Retiree Health Benefits Act of 1992, as amended.

                  "COAL SUPPLY AGREEMENTS: those contracts now in effect or hereafter entered into by any Loan Party for the sale, purchase, exchange, processing or handling of Coal with an initial term of more than one year.

                  "CODE": the United States Internal Revenue Code of 1986, as amended from time to time.

                  "COLLATERAL":  as defined in the Security Agreement.

                  "COMMONLY CONTROLLED ENTITY": an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.


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                  "COMPLIANCE  CERTIFICATE":  a  certificate  duly executed by a
Responsible Officer, substantially in the form of Exhibit B.

                  "CONSOLIDATED EBITDA": of any Person for any period, Consolidated Net Income of such Person and its Subsidiaries for such period PLUS, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense of such Person and its Subsidiaries, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs,
(e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business) and (f) any other non-cash charges, and MINUS, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining Consolidated Interest Expense), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis.

                   "CONSOLIDATED INTEREST COVERAGE RATIO": for any period, the ratio of (a) Consolidated EBITDA of Holdings and its Subsidiaries for such period to (b) Consolidated Interest Expense of Holdings and its Subsidiaries for such period.

                  "CONSOLIDATED INTEREST EXPENSE": of any Person for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of such Person and its Subsidiaries for such period with respect to all outstanding Financial Covenant Indebtedness of such Person and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers' acceptance financing and net costs of such Person under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

                  "CONSOLIDATED LEVERAGE RATIO": as at the last day of any period of four consecutive fiscal quarters of Holdings, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA of Holdings and its Subsidiaries for such period; PROVIDED that for purposes of calculating Consolidated EBITDA of Holdings and its Subsidiaries for any period, (i) the Consolidated EBITDA of any Person acquired by Holdings or its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Financial Covenant Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (x) have been previously provided to the Administrative Agent and the Lenders and (y)(1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing and (2) have been found


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acceptable by the Administrative  Agent and (ii) the Consolidated  EBITDA of any
Person Disposed of by Holdings or its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Financial Covenant Indebtedness in connection therewith occurred on the first day of such period).

                  "CONSOLIDATED NET INCOME": of any Person for any period, the consolidated net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; PROVIDED, that in calculating Consolidated Net Income of Holdings and its consolidated Subsidiaries for any period, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Holdings or is merged into or consolidated with Holdings or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of Holdings) in which Holdings or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Holdings or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of Holdings to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

                  "CONSOLIDATED TOTAL DEBT": at any date, the aggregate principal amount of all Financial Covenant Indebtedness of Holdings and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

                  "CONTRACTUAL OBLIGATION": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

                  "CONTROL AGREEMENT": with respect to any deposit account, any securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance satisfactory to the Administrative Agent, among the Administrative Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account, effective to grant "control" (as defined under the applicable UCC) over such account to the Administrative Agent.

                  "CONTROL INVESTMENT AFFILIATE": as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "DEFAULT": any of the events specified in Section 7, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                  "DELAYED DRAW FUNDING DATE": the date on which the additional borrowings of the Term Loan are made pursuant to Section 2.2(b) hereof.

                  "DELAYED DRAW FUNDING TERMINATION DATE": July 12, 2007.

                  "DELAYED DRAW TERM LOANS": as defined in Section 2.1.

                  "DERIVATIVES COUNTERPARTY":  as defined in Section 6.6.

                  "DISPOSITION": with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms "DISPOSE" and "DISPOSED OF" shall have correlative meanings.

                  "DOLLARS" and "$": lawful currency of the United States of America.

                  "DOMESTIC SUBSIDIARY": any Subsidiary of Holdings organized under the laws of any jurisdiction within the United States of America.

                  "ECF PERCENTAGE": with respect to any fiscal year of Holdings, 50%; PROVIDED, that, with respect to any fiscal year of Holdings ending on or after the second anniversary of the Closing Date, the ECF Percentage shall be 25% if the Consolidated Leverage Ratio as of the last day of such fiscal year is less than 3.0 to 1.0.

                  "ELIGIBLE ASSIGNEE": (a) a Lender or an Affiliate, Related Fund or Control Investment Affiliate of any Lender, (b) a commercial bank, (c) a finance company, insurance company, financial institution or fund, in each case regularly engaged in making, purchasing, holding or otherwise investing in loans and similar extensions of credit, or (d) a savings and loan association or savings bank organized under the laws of the United States or any State thereof.

                  "ENVIRONMENTAL LAWS": any and all laws, rules, orders, regulations, statutes, ordinances, guidelines, codes, decrees, or other legally enforceable requirements (including, without limitation, common law) of any international authority, foreign government, the United States, or any state, local, municipal or other Governmental Authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect, including, without limitation, the Surface Mining Control and Reclamation Act.

                  "ENVIRONMENTAL  PERMITS":  any  and  all  permits,   licenses,
approvals, registrations, notifications, exemptions and other authorizations required under any Environmental Law.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "EUROCURRENCY RESERVE REQUIREMENTS": for any day, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

                  "EURODOLLAR BASE RATE": with respect to each day during each Interest Period, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "EURODOLLAR BASE RATE" for purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent.

                  "EURODOLLAR LOANS": Term Loans for which the applicable rate of interest is based upon the Eurodollar Rate.

                  "EURODOLLAR RATE": with respect to each day during each Interest Period, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                                 EURODOLLAR BASE RATE
                           ---------------------------------
                    1.00 - Eurocurrency Reserve Requirements

                  "EURODOLLAR TRANCHE": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Eurodollar Loans shall originally have been made on the same day).

                  "EVENT OF DEFAULT": any of the events specified in Section 7, PROVIDED that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                  "EXCESS CASH FLOW": for each fiscal year, Consolidated EBITDA in respect of such fiscal year (adjusted to add or subtract, as the case may be, any extraordinary or non-recurring gains or losses or gains and losses from the sale, transfer or disposition of assets (other than sale of inventory in the ordinary course of business) during such fiscal year, in each case only to the extent that (A) such gains or losses result in cash gains or losses and (B) such gains or losses were not given effect in the calculation of Consolidated EBITDA for such fiscal year), MINUS, without duplication, the sum of each of the following with respect to Holdings and its Subsidiaries, determined on a consolidated basis in accordance with GAAP: (i) Capital Expenditures made during such fiscal year, (ii) Consolidated Interest Expense for such fiscal year or any prior period to the extent paid in cash during such fiscal year, (iii) with respect to all Indebtedness under revolving credit facilities, an amount equal to the excess, if any, of (a) the aggregate outstanding principal balance of all such Indebtedness at the beginning of such fiscal year over (b) the aggregate outstanding principal balance of all such Indebtedness at the end of such fiscal year, (iv) with respect to all other Indebtedness, all repayments of such Indebtedness which were made during such fiscal year (other than repayments under Section 2.6), (v) cash income taxes (including franchise taxes or other similar taxes, in each case on or based on net income) to the extent paid, and, to the extent not included as part of such cash income taxes, and (vi) cash collateral posted by Holdings, the Borrower or any of its Subsidiaries for the sole purpose of enabling Holdings, the Borrower or any of its Subsidiaries to provision reclamation, surety, or similar bonds, and PLUS (A) the decrease (or minus the increase) as between (x) current assets (excluding cash and cash equivalents) less current liabilities on the first day of such fiscal year and
(y) current assets (excluding cash and cash equivalents) less current liabilities on the last day of such fiscal year and (B) reimbursements of any cash collateral in connection with the termination or suspension of reclamation, surety, or similar bonds, in each case for Holdings and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "EXCESS CASH FLOW APPLICATION DATE": as defined in Section 2.6(c).

                  "EXCLUDED FOREIGN SUBSIDIARIES": any Foreign Subsidiary in respect of which either (a) the pledge of all of the Capital Stock of such Subsidiary as Collateral or (b) the guaranteeing by such Subsidiary of the Obligations, would, in the good faith judgment of Holdings, result in adverse tax consequences to Holdings and its Subsidiaries.

                  "FEDERAL FUNDS EFFECTIVE RATE": for any day, a rate per annum (expressed as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, PROVIDED that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
(ii) if such rate is not so published for any day, the Federal Funds Effective Rate for such day shall be the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by it.

                  "FEE LETTER": the letter dated as of October 12, 2006, addressed to Holdings and the Borrower with respect to certain fees to be paid from time to time to the Administrative Agent.

                  "FINANCIAL COVENANT INDEBTEDNESS": of any Person means Indebtedness of the type specified in clauses (a), (b), (c), (d) and (e) and (h) of the definition of "Indebtedness" and non-contingent obligations of the type specified in clause (f) of such definition, and all Guarantee Obligations with respect to any such Indebtedness.

                  "FOREIGN SUBSIDIARY": any Subsidiary of Holdings that is not a Domestic Subsidiary.

                  "GAAP": generally accepted accounting principles in the United States of America as in effect from time to time.

                  "GOVERNMENTAL AUTHORITY": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "GROWTH CAPEX" : for any period, the Capital Expenditures made by Holdings or any Subsidiary that have not been made for the purpose of replacing, maintaining, repairing or upgrading existing Mines or to improve business efficiencies.

                  "GUARANTEE OBLIGATION": as to any Person (the "GUARANTEEING PERSON"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit), if to induce the creation of such obligation of such other Person the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "PRIMARY OBLIGATIONS") of any other third Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                  "GUARANTORS": the collective reference to Holdings and the Subsidiary Guarantors.

                  "HEDGE AGREEMENTS": all interest rate or currency swaps, caps or collar agreements, foreign exchange agreements, commodity contracts or similar arrangements entered into by Holdings or its Subsidiaries providing for protection against fluctuations in interest rates, currency exchange rates, commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies.

                  "HOLDINGS":  as defined in the preamble hereto.

                  "INDEBTEDNESS":   of  any   Person   at  any   date,   without
duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than trade payables with original payment terms of 90 days or less incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person, in each case, to the extent such obligations are treated as indebtedness on the financial statements (including any notes thereto) of such Person or is otherwise then due and payable in cash by such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above; (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation and (j) for the purposes of Section 7(e) only, all obligations of such Person in respect of Hedge Agreements.

                  "INDEMNIFIED LIABILITIES":  as defined in Section 9.5.

                  "INDEMNITEE":  as defined in Section 9.5.

                  "INSOLVENCY": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "INSOLVENT":  pertaining to a condition of Insolvency.

                  "INTELLECTUAL PROPERTY": as defined in the Security Agreement.

                  "INTERCREDITOR AGREEMENT": The Intercreditor Agreement dated October 12, 2006, between the Administrative Agent and Wells Fargo Bank, National Association, a national banking association.

                  "INTEREST PAYMENT DATE": (a) as to any Base Rate Loan, the last day of each calendar month to occur while such Base Rate Loan is outstanding and the final maturity date of such Base Rate Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or shorter, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Term Loan, the date of any repayment or prepayment made in respect thereof.

                  "INTEREST  PERIOD":  as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; PROVIDED that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                  (2) any Interest Period that would otherwise extend beyond the date final payment is due on the Term Loans, shall end on such due date, as applicable; and

                  (3) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period.

                  "INVESTMENTS":  as defined in Section 6.8.

                  "LENDERS":  as defined in the preamble hereto.

                  "LIEN": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

                  "LOAN DOCUMENTS": this Agreement, the Security Documents, the Fee Letter, any Term Notes and each other agreement or document executed by a Loan Party and delivered to the Administrative Agent or any Lender in connection with or pursuant to any of the foregoing.

                  "LOAN PARTIES": Holdings, the Borrower and each Subsidiary of the Borrower that is a party to a Loan Document.

                  "MAINTENANCE CAPEX" : for any period, the Capital Expenditures made by Holdings or any Subsidiary that have been made for the purpose of replacing, maintaining, repairing or upgrading existing Mines or to improve business efficiencies.

                  "MATERIAL ADVERSE EFFECT": a material adverse effect on (a) the business, assets, property, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

                  "MATERIAL ENVIRONMENTAL AMOUNT": an amount or amounts payable by Holdings and/or any of its Subsidiaries, in the aggregate in excess of $500,000, for: costs of any investigation, and any remediation, of any Material of Environmental Concern; and compensatory damages (including, without limitation, damages to natural resources), punitive damages, fines, and penalties pursuant to any Environmental Law.

                  "MATERIALS OF ENVIRONMENTAL CONCERN": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactive materials, and any other substances or forces of any kind, whether or not any such substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

                  "MATURITY DATE":  March 15, 2010.

                  "MINE": any excavation or opening into the earth now and hereafter made from which Coal is or can be extracted on or from any of the properties owned or leased by any Loan Party, together with all appurtenances, fixtures, structures, improvements, and all tangible property of whatsoever kind or nature in connection therewith.

                  "MINING LAWS": any and all applicable current and future federal, state, local and foreign statutes, laws, regulations, guidances, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions or common law causes of action relating to mining operations and activities. Mining Laws shall include, but not be limited to the Federal Coal Leasing Amendments Act, the Surface Mining Control and Reclamation Act, all other land reclamation and use statutes and regulations, the Federal Coal Mine Health and Safety Act, the Black Lung Act and the Coal Act, each as amended, and their state and local counterparts or equivalents.

                  "MINING LEASE": a lease which provides a Loan Party the right to mine coal reserves.

                  "MINING PERMITS": any and all permits, licenses, registrations, notifications, exemptions and any other authorization required under any applicable Mining Law or otherwise necessary to recover Coal from any Mine being operated by a Loan Party.

                   "MOODY'S":  Moody's Investors Service, Inc.

                  "MORTGAGED PROPERTIES": the real properties listed on Schedule 1.1, as to which the Administrative Agent for the benefit of the Secured Parties shall be granted a Lien pursuant to one or more Mortgages.

                  "MORTGAGES": each of the mortgages and deeds of trust made by any Loan Party in favor of, or for the benefit of, the Administrative Agent for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent, in its reasonable discretion, as the same may be amended, supplemented or otherwise modified from time to time.

                  "MULTIEMPLOYER PLAN": a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "NET CASH PROCEEDS": (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith and (c) in connection with any Purchase Price Refund, the cash amount thereof, net of any expenses incurred in the collection thereof.

                  "NON-CONSENTING LENDER": has the meaning specified in Section 9.1.

                  "NON-EXCLUDED TAXES":  as defined in Section 2.14(a).

                  "NON-U.S. LENDER": as defined in Section 2.14(d).

                  "NOTE TRUSTEE": has the meaning specified in the definition of "Senior Secured Indenture".

                   "OBLIGATIONS": the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Term Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Term Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender or any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document any Specified Hedge Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise; PROVIDED, that (i) obligations of Holdings or any Subsidiary under any Specified Hedge Agreement shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (ii) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements.

                  "OTHER TAXES": any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.
                  "PARTICIPANT":  as defined in Section 9.6(b).

                  "PAYMENT OFFICE": as to any Lender or the Administrative Agent, the office specified from time to time by such Lender or the Administrative Agent, as the case may be, as its payment office by notice to the Borrower and, in the case of a Lender's Payment Office, the Administrative Agent.

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

                  "PERMITTED ACQUISITION" means any Proposed Acquisition (i) consented to by the Administrative Agent in its sole discretion and (ii) satisfying each of the following conditions: (a) the aggregate amounts payable in connection with, and other consideration for (in each case, including all transaction costs and all Indebtedness, liabilities and Obligations incurred or assumed in connection therewith or otherwise reflected in a consolidated balance sheet of Holdings and the Proposed Acquisition Target), such Proposed Acquisition and all other Permitted Acquisitions consummated on or prior to the date of the consummation of such Proposed Acquisition shall not exceed $30,000,000, (b) the Administrative Agent shall have received reasonable advance notice of such Proposed Acquisition including a reasonably detailed description thereof at least 30 days prior to the consummation of such Proposed Acquisition (or such later date as may be agreed by the Administrative Agent) and on or prior to the date of such Proposed Acquisition, the Administrative Agent shall have received copies of the acquisition agreement and related Contractual
Obligations and other documents (including financial information and analysis, environmental assessments and reports, opinions, certificates and lien searches) and information reasonably requested by the Administrative Agent and (c) as of the date of consummation of any transaction as part of such Proposed Acquisition and after giving effect to all transactions to occur on such date as part of such Proposed Acquisition, all conditions set forth in Section 4.2 shall be satisfied or duly waived and, after giving effect to such Permitted Acquisition, Holdings shall be in compliance with the financial covenants set forth in
Section 6 on a pro forma basis as of the last day of the last fiscal quarter for which financial statements have been delivered hereunder.

                   "PERMITTED INVESTORS": the collective reference to (i) Jon E. Nix, (ii) the spouse, parents, siblings, descendants (including children or grandchildren by adoption) of Jon E. Nix or such spouse or siblings, (iii) in the event of the incompetence or death of any of the Persons referred to in clauses (i) or (ii), such Person's estate, executor, administrator, committee or other personal representative, in each case who at any particular date shall "beneficially own" (as defined in Rules 13d-s and 13d-5 of the Exchange Act) or have the right to acquire directly or indirectly, voting stock of Holdings, (iv) any trusts or foundations created for the sole benefit of any of the Persons referred to in clauses (i) through (iii) above or any trust or foundation for the benefit of such trust or foundation, (v) any Person of which one or more of the Persons referred to in clauses (i) through (iv) above "beneficially owns" (as defined in Rules 13d-3 and 13-d5 of the Exchange Act) on a fully diluted basis all of the voting stock of such Person or is the sole trustee or general partner, or otherwise has the sole power to manage the business and affairs of such Person or (vi) any Affiliate of any of the Persons referred to in clauses
(i) through (v) above, provided that in the case of this clause (vi), Jon E. Nix shall, in the aggregate with any such Affiliate, continue to "beneficially own" (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) on a fully diluted basis at least the same percentage of the voting stock of Holdings as are owned by him on the Closing Date.

                  "PERMITTED REFINANCING INDEBTEDNESS":  any Indebtedness of any
Loan Party incurred or issued in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, defease or discharge other

Indebtedness of any Loan Parties (other than intercompany Indebtedness); PROVIDED that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness renewed, refunded, refinanced, replaced, defeased or discharged (plus all accrued interest on the Indebtedness and the amount of all fees and expenses, including premiums incurred in connection therewith), (b) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged, (c) if the Indebtedness being renewed, refunded refinanced, replaced, defeased or discharged is subordinated in right of payment of the Obligations, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged, and (d) such Indebtedness is incurred by a Loan Party who is the obligor on the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged.

                  "PERSON": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "PLAN": at a particular time, any employee benefit plan that is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "PRO FORMA BALANCE SHEET":  as defined in Section 3.1(a).

                  "PROJECTIONS":  as defined in Section 5.2(c).

                  "PROPERTY": any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

                  "PROPOSED ACQUISITION": (a) any proposed acquisition that is consensual and approved by the board of directors of such Proposed Acquisition Target, of all or substantially all of the assets or Capital Stock of any Proposed Acquisition Target by the Borrower or any Subsidiary of the Borrower (or by Holdings to the extent such assets and Stock are transferred to the Borrower or any Subsidiary of the Borrower contemporaneously with such acquisition) or (b) any proposed merger of any Proposed Acquisition Target with or into the Borrower or any Subsidiary of the Borrower (and, in the case of a merger with the Borrower, with the Borrower being the surviving corporation).

                  "PROPOSED ACQUISITION TARGET": any Person or any brand, line of business, division, branch, operating division or other unit operation of any Person.

                  "PURCHASE PRICE REFUND": any amount received by Holdings or any Subsidiary as a result of a purchase price adjustment or similar event in connection with any acquisition of Property by Holdings or any Subsidiary.

                  "QUALIFIED COUNTERPARTY": with respect to any Specified Hedge Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement was entered into, was a Lender or an affiliate of a Lender.

                  "RECOVERY EVENT": any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of Holdings or any of its Subsidiaries.

                  "REINVESTMENT DEFERRED AMOUNT": with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by Holdings, the Borrower or any of its Subsidiaries in connection therewith that are not applied to prepay the Term Loans pursuant to Section 2.6(b) as a result of the delivery of a Reinvestment Notice.

                  "REINVESTMENT EVENT": any Asset Sale or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

                  "REINVESTMENT NOTICE": a written notice executed by a Responsible Officer stating that no Default or Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire assets useful in its business.

                  "REINVESTMENT PREPAYMENT AMOUNT": with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto LESS any amount expended prior to the relevant Reinvestment Prepayment Date to acquire assets useful in the Borrower's business.

                  "REINVESTMENT PREPAYMENT DATE": with respect to any Reinvestment Event, the earlier of (a) the date occurring 180 days after such Reinvestment Event and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire assets useful in the Borrower's business with all or any portion of the relevant Reinvestment Deferred Amount.

                  "REGISTER":  as defined in Section 9.6(d).

                  "REGULATION H": Regulation H of the Board as in effect from time to time.

                  "REGULATION U": Regulation U of the Board as in effect from time to time.

                  "RELATED FUND": with respect to any Lender, any fund that (x) invests in commercial loans and (y) is managed or advised by the same investment advisor as such Lender, by such Lender or an Affiliate of such Lender.

                  "REORGANIZATION": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

                  "REPORTABLE EVENT": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. ss. 4043.

                  "REQUIRED LENDERS": at any time, the Administrative Agent and the holders of more than 50% of (a) until the Delayed Draw Funding Termination Date, the aggregate amount of Term Loans and outstanding Term Loan Commitments and (b) thereafter, the sum of the aggregate unpaid principal amount of the Term Loans then outstanding.

                  "REQUIREMENT OF LAW": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

                  "RESPONSIBLE OFFICER": the chief executive officer, president or chief financial officer of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower.

                  "RESTRICTED PAYMENTS":  as defined in Section 6.6.

                  "SEC": the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority).

                  "SECURED PARTIES":  as defined in the Security Agreement.

                  "SECURITY AGREEMENT": the Security Agreement to be executed and delivered by Holdings, the Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

                  "SECURITY DOCUMENTS": the collective reference to the Security Agreement, the Intercreditor Agreement, any Control Agreement, the Mortgages, the Intellectual Property Security Agreement and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any Property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

                  "SENIOR SECURED INDENTURE": the Indenture dated December 29, 2005 among Holdings, the guarantors party thereto and Wells Fargo Bank, National Association, a national banking association, as trustee (the "NOTE TRUSTEE") in connection with the issuance of the Senior Secured Notes.

                  "SENIOR SECURED NOTE DOCUMENTS": the Senior Secured Indenture, the Senior Secured Notes, and each other agreement or document executed and delivered in connection therewith or pursuant to any of the foregoing.

                  "SENIOR SECURED NOTES": the 10.5% senior secured notes issued by Holdings pursuant to the Senior Secured Indenture.

                  "SINGLE EMPLOYER PLAN": any Plan that is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "SOFTWARE": any and all computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code; databases and compilations, including any and all data and collections of data, whether machine readable or otherwise; descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons; and all documentation including user manuals and other training documentation related to any of the foregoing.

                  "SOLVENT": with respect to any Person, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

                  "SPECIFIED HEDGE AGREEMENT": any Hedge Agreement entered into by the Borrower or any Subsidiary Guarantor and any Qualified Counterparty.

                  "S&P":  Standard & Poor's Rating Services.

                  "SUBSIDIARY": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                  "SUBSIDIARY GUARANTOR": each Subsidiary of Holdings other than any Excluded Foreign Subsidiary.

                  "TERM LOAN":  as defined in Section 2.1.

                  "TERM LOAN COMMITMENT": as to any Lender, the obligation of such Lender, if any, to make a Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Term Loan Commitment" opposite such Lender's name on Schedule I hereto, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Term Loan Commitments is $10,000,000.

                  "TERM LOAN FACILITY": the Term Loan Commitments and the Term Loans made hereunder.

                  "TERM LOAN PERCENTAGE": as to any Lender at any time, the percentage which such Lender's Term Loan Commitment then constitutes of the aggregate Term Loan Commitments (or, at any time after the Delayed Draw Funding Termination Date, the percentage which the aggregate principal amount of such Lender's Term Loans then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding).

                  "TERM NOTE":  as defined in Section 2.4(e).

                  "TRANSFEREE":  as defined in Section 9.14.

                  "TYPE": as to any Term Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

                  "UCC": the Uniform Commercial Code as in effect from time to time in the State of New York.

                  "WEIGHTED AVERAGE LIFE TO MATURITY": when applied to any Indebtedness at any date, the number of years obtained by dividing (x) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Indebtedness, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (y) the then outstanding principal amount of such Indebtedness.

         1.2 OTHER DEFINITIONAL PROVISIONS. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

         (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to Holdings, the Borrower and their respective Subsidiaries not defined in
                  Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (e) All calculations of financial ratios set forth in Section 6.1 shall be calculated to the same number of decimal places as the relevant ratios are expressed in and shall be rounded upward if the number in the decimal place immediately following  the  last  calculated  decimal  place  is  five  or greater. For example, if the relevant ratio is to be calculated to the hundredth decimal place and the calculation of the ratio is 5.126, the ratio will be rounded up to 5.13.

         (f) Unless the context requires otherwise, any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document).

                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

         2.1 TERM LOAN COMMITMENTS. Subject to the terms and conditions hereof, the Lenders severally agree to make term loans (each, a "TERM LOAN") to the Borrower (a) on the Closing Date in an aggregate amount equal to $5,000,000 and (b) on each Delayed Draw Funding Date, in an aggregate amount for all Delayed Draw Funding Dates, not to exceed $5,000,000 (each such Term Loan made on any Delayed Draw Funding Date, a "DELAYED DRAW TERM Loan"). Each Lender shall be obligated to make Term Loans pursuant to the preceding sentence in an amount not to exceed the amount of the Term Loan Commitment of such Lender. The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with SectionS 2.2 and 2.7.

         2.2 PROCEDURE FOR TERM LOAN BORROWING. (a) TERM LOAN DISBURSEMENT; CLOSING DATE. With respect to the initial Term Loans to be made on the Closing Date, the Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, two Business Days prior to the anticipated Closing Date) requesting that the Lenders make Term Loans on the Closing Date. The Term Loans made on the Closing Date shall initially be Eurodollar Loans. Upon receipt of such Borrowing Notice the Administrative Agent shall promptly notify each Lender thereof. On the Closing Date each Lender shall make available to the Borrower at an account designated by the Borrower in such Borrowing Notice, an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender.

         (b) TERM LOAN DISBURSEMENT; DELAYED DRAW FUNDING DATE. The Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, ten (10) Business Days prior to any anticipated Delayed Draw Funding Date) requesting that the Lenders make Term Loans on such Delayed Draw Funding Date, PROVIDED, HOWEVER, that (i) the Borrower shall only be permitted to borrow Term Loans on up to two (2) occasions after the Closing Date and (ii) no Term Loans may be borrowed after the Delayed Draw Funding Termination Date. Each borrowing on a Delayed Draw Funding Date shall be in an amount equal to at least $2,000,000. The Term Loans made on any Delayed Draw Funding Date shall initially be Eurodollar Loans. Upon receipt of such Borrowing Notice the Administrative Agent shall promptly notify each Lender thereof. On the applicable Delayed Draw Funding Date each Lender shall make available to the Borrower at an account designated by the Borrower in such Borrowing Notice, an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender.

         2.3 REPAYMENT OF TERM LOANS. The Term Loans shall mature on the Maturity Date.

         2.4 REPAYMENT OF TERM LOANS; EVIDENCE OF DEBT. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the principal amount of each Term Loan of such Lender on the Maturity Date (or on such earlier date on which the Term Loans become due and payable pursuant to Section 7). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Term Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.9.

         (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Term Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

         (c) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 9.6(d), and a subaccount therein for each Lender, in which shall be recorded
                  (i) the amount of each Term Loan made hereunder and any Term Note evidencing such Term Loan, the Type of such Term Loan and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

         (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.4(b) shall, to the extent permitted by applicable law, be PRIMA FACIE evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Term Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

         (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will promptly execute and deliver to such Lender a promissory note of the Borrower evidencing any Term Loans of such Lender, substantially in the form of Exhibit E (a "TERM NOTE"), with appropriate insertions as to date and principal amount;

                  PROVIDED, that delivery of Term Notes shall not be a condition precedent to the occurrence of the Closing Date or the making of the Term Loans on the Closing Date or any Delayed Draw Funding Date.

         (f) FEES. The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates set forth in the Fee Letter, including without limitation, a ticking fee on the unfunded Term Loan Commitment, and as otherwise from time to time agreed to in writing by the Borrower and the Administrative Agent.

         2.5 OPTIONAL PREPAYMENTS. (a) The Borrower may at any time and from time to time prepay the Term Loans, in whole or in part, without premium or penalty (except as otherwise provided herein), upon irrevocable notice delivered to the Administrative Agent at least five Business Days prior thereto in the case of Eurodollar Loans and at least three Business Days prior thereto in the case of Base Rate Loans, which notice shall specify the date and amount of such prepayment, whether such prepayment is of Eurodollar Loans or Base Rate Loans; PROVIDED, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.15. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof.

         (b) Each optional prepayment in respect of the Term Loans shall be accompanied by a prepayment premium equal to (i) if such prepayment is made prior to the first anniversary of the Closing Date, 5.00% of the principal amount of such prepayment and (ii) if such prepayment is made on or after the first anniversary of the Closing Date and prior to the second anniversary of the Closing Date, 2.00% of the principal amount of such prepayment and (iii) if such prepayment is made on or after the second anniversary of the Closing Date and prior to the third anniversary of the Closing Date, 1.00% of the principal amount of such prepayment. Any prepayment of the Term Loans upon the refinancing thereof (whether with proceeds of equity or Indebtedness) or upon the occurrence of a Change of Control shall be deemed to be an optional prepayment.

         2.6 MANDATORY PREPAYMENTS AND TERM LOAN COMMITMENT REDUCTIONS. (a) Unless the Required Lenders shall otherwise agree, if any Capital Stock shall be issued by the Borrower or any of Holdings' Subsidiaries (to the extent permitted by Section 6.5), or if any Indebtedness is incurred by Holdings, the Borrower or any of their respective Subsidiaries, then on the date of such issuance or incurrence, the Term Loans shall be prepaid by an amount equal to the amount of the Net Cash Proceeds of such issuance or incurrence, as set forth in Section 2.12(e). The provisions of this Section do not constitute a consent to the issuance of any equity securities by any entity whose equity securities are pledged pursuant to the Security Agreement, or a consent to the incurrence of any Indebtedness by Holdings, the Borrower or any of their respective Subsidiaries.

         (b) Unless the Required Lenders shall otherwise agree, if on any date Holdings, the Borrower or any of their respective Subsidiaries shall receive Net Cash Proceeds from any Asset Sale, Purchase Price Refund or Recovery Event then, unless a

                  Reinvestment Notice shall be delivered in respect thereof, on the date of receipt by Holdings, the Borrower or any of their respective Subsidiaries of such Net Cash Proceeds, the Term Loans shall be prepaid by an amount equal to the amount of such Net Cash Proceeds, as set forth in Section 2.12(e); PROVIDED, that, notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds of Asset Sales and Recovery Events that may be excluded from the foregoing requirement pursuant to a Reinvestment Notice shall not exceed $500,000 in any fiscal year of Holdings and (ii) on each Reinvestment Prepayment Date the Term Loans shall be prepaid by an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event, as set forth in Section 2.12(e). The provisions of this Section do not constitute a consent to the consummation of any Disposition not permitted by Section 6.5.

         (c) Unless the Required Lenders shall otherwise agree, if, for any fiscal year of Holdings commencing on the second anniversary of the Closing Date, there shall be Excess Cash Flow, then, on the relevant Excess Cash Flow Application Date, the Term Loans shall be prepaid in an amount equal to the ECF Percentage of such Excess Cash Flow. Each such prepayment shall be made on a date (an "EXCESS CASH FLOW APPLICATION DATE") no later than five days after the earlier of (i) the date on which the financial statements of Holdings referred to in Section
                  5.1(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

         (d) Mandatory prepayments pursuant to this Section 2.6 shall be without premium or penalty, except that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.15.

         2.7 CONVERSION AND CONTINUATION OPTIONS. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election, PROVIDED that any such conversion of Eurodollar Loans may be made only on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor), PROVIDED that no Base Rate Loan under the Term Loan Facility may be converted into a Eurodollar Loan (i) when any Event of Default has occurred and is continuing and the Administrative Agent has, or the Required Lenders in respect of the Term Loan Facility have, determined in its or their sole discretion not to permit such conversions or (ii) after the date that is one month prior to the final scheduled termination or maturity date of the Term Loan Facility. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

         (b) The Borrower may elect to continue any Eurodollar Loan as such upon the expiration of the then current Interest Period with respect thereto by giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Term Loans, PROVIDED that no Eurodollar Loan under the Term Loan Facility may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has, or the Required Lenders in respect of the Term Loan Facility have, determined in its or their sole discretion not to permit such continuations or (ii) after the date that is one month prior to the final scheduled termination or maturity date of the Term Loan Facility, and PROVIDED, FURTHER, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso, such Term Loans shall be converted automatically to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

         2.8 MINIMUM AMOUNTS AND MAXIMUM NUMBER OF EURODOLLAR TRANCHES. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and optional prepayments of Eurodollar Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $1,000,000 or a whole multiple of $500,000 in excess thereof and (b) no more than three (3) Eurodollar Tranches shall be outstanding at any one time.

         2.9 INTEREST RATES AND PAYMENT DATES. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin in effect for such day.

         (b) Each Base Rate Loan shall bear interest for each day on which it is outstanding at a rate per annum equal to the Base Rate in effect for such day plus the Applicable Margin in effect for such day.

         (c) Notwithstanding the rates of interest specified in clause (b) above or elsewhere in any Loan Document, effective immediately upon (A) the occurrence of any Event of Default or (B) the delivery of a notice by the Administrative Agent or the Required Lenders to the Borrower during the continuance of any other Event of Default and, in each case, for as long as such Event of Default shall be continuing, the principal balance of all Obligations (including any Obligation that bears interest by reference to the rate applicable to any other Obligation) then due and payable shall bear interest at a rate that is 2% per annum in excess of the interest rate applicable to such Obligations from time to time, payable on demand or, in the absence of demand, on the date that would otherwise be applicable.

         (d) Interest shall be payable in arrears on each Interest Payment Date, PROVIDED that interest accruing pursuant to paragraph
                  (c) of this Section shall be payable from time to time on demand.

         (e)      Notwithstanding  anything  to the  contrary  set forth in this
                  Section 2.9, if a court of competent jurisdiction determines in a final order that the rate of interest payable hereunder exceeds the highest rate of interest permissible under law (the "MAXIMUM LAWFUL RATE"), then so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; PROVIDED, HOWEVER, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by the Lenders is equal to the total interest which would have been received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. Thereafter, interest hereunder shall be paid at the rate of interest and in the manner provided in this Section, unless and until the rate of interest again exceeds the Maximum Lawful Rate, and at that time this paragraph shall again apply. In no event shall the total interest received by the Lenders pursuant to the terms hereof exceed the amount which the Lenders could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. If, notwithstanding the provisions of this Section 2.9(e), a court of competent jurisdiction shall finally determine that the Lenders have received interest hereunder in excess of the Maximum Lawful Rate, the Lenders shall refund any excess to Borrower or as a court of competent jurisdiction may otherwise order.

         2.10 COMPUTATION OF INTEREST AND FEES. (a) Interest, fees and commissions payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans on which interest is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Term Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

         (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.10(a).

         2.11 INABILITY TO DETERMINE INTEREST RATE. If prior to the first day of any Interest Period:

         (a) the Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

         (b) the Administrative Agent shall have received notice from the Required Lenders that such Required Lenders have determined in good faith that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Term Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans under the Term Loan Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Term Loans under the Term Loan Facility that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans under the Term Loan Facility shall be converted, on the last day of the then current Interest Period with respect thereto, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans under the Term Loan Facility shall be made or continued as such, nor shall the Borrower have the right to convert Term Loans under the Term Loan Facility to Eurodollar Loans.

         2.12 PRO RATA TREATMENT AND PAYMENTS. (a) Each borrowing by the Borrower from the Lenders hereunder and any reduction of the Term Loan Commitments of the Lenders, shall be made PRO RATA according to the respective Term Loan Percentages of the relevant Lenders.

         (b) Each payment (including each optional and mandatory prepayment) of the Term Loans outstanding under the Term Loan Facility shall be allocated among the Lenders holding such Term Loans PRO RATA based on the principal amount of such Term Loans held by such Lenders. Amounts prepaid on account of the Term Loans may not be reborrowed.

         (c) The application of any payment of Term Loans under the Term Loan Facility (including optional and mandatory prepayments) shall be made, FIRST, to Base Rate Loans under the Term Loan Facility and, SECOND, to Eurodollar Loans under the Term Loan Facility. Each payment of the Loans shall be accompanied by accrued interest to the date of such payment on the amount paid.

         (d) All payments (including optional and mandatory prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the relevant Lenders, at the Payment Office, in Dollars and in immediately available funds. Any payment made by the Borrower after 12:00 Noon, New York City time, on any Business Day shall be deemed to have been on the next following Business Day. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

         (e) (A) after the occurrence and during the continuance of an Event of Default specified in Section 7(a) or Section 7(j),
                  (B) after the occurrence and during the continuance of an Event of Default specified in Section 7(i) with respect to a material portion of the Collateral or (C) after the occurrence and during the continuance of any other Event of Default not specified in subclause (A) or (B) above and the acceleration of the Obligations pursuant to Section 7, all payments in respect of the Obligations and all proceeds of the Collateral shall be applied against the Obligations in the following order:

                  (i) FIRST, to pay incurred and unpaid fees, expenses and indemnities of the Administrative Agent under the Loan Documents;

                  (ii) SECOND, to pay interest then due and payable in respect of the Term Loans;

                  (iii) THIRD, to the prepayment of the Term Loans then outstanding; and

                  (iv)     FOURTH, to pay all other Obligations.

If sufficient funds are not available to fund all payments to be made in respect of any of the Obligations described in any of the foregoing clauses (i) through
(iv), the available funds being applied with respect to any such Obligation shall be allocated to the payment of such Obligations ratably, based on the proportion of the Administrative Agent's, Lender's or other Secured Party's interest in the aggregate outstanding Obligations described in such clause. The order of priority set forth in clauses (i) through (iv) of this Section 2.12(e) may at any time and from time to time be changed by the agreement of the Lenders in the Term Loan Facility and the Administrative Agent without necessity of notice to or consent of or approval by the Borrower, any other Loan Party, any Secured Party that is not a Lender or any other Person.

         (f) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective PRO RATA shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

         2.13 REQUIREMENTS OF LAW. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.14 and changes in the rate of tax on the overall net income of such Lender);

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                  (iii)    shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

         (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction; PROVIDED that the Borrower shall not be required to compensate a Lender pursuant to this paragraph for any amounts incurred more than six months prior to the date that such Lender notifies the Borrower of such Lender's intention to claim compensation therefor; and PROVIDED FURTHER that, if the circumstances giving rise to such claim have a retroactive effect, then such six month period shall be extended to include the period of such retroactive effect.

         (c) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Term Loans and all other amounts payable hereunder.

         (d)      Any Lender claiming any additional amounts payable pursuant to
                  Section 2.13 shall use its reasonable efforts (consistent with its internal policies and Requirements of Law) to change the jurisdiction of its lending office if such a change would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the sole determination of such Lender, be otherwise materially disadvantageous to such Lender.

         2.14 TAXES. (a) All payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent's or such Lender's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("NON-EXCLUDED TAXES") or any Other Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; PROVIDED, HOWEVER, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph (a).

         (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for the account of the Administrative Agent or the relevant Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Term Loans and all other amounts payable hereunder.

         (d) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "NON-U.S. LENDER") shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest" a statement in a form satisfactory to the Administrative Agent and a Form W-8BEN, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

         (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, PROVIDED that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

         2.15 INDEMNITY. The Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment or conversion of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Term Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) OVER (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Term Loans and all other amounts payable hereunder.

         2.16 ILLEGALITY. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be canceled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.15.

         2.17 CHANGE OF LENDING OFFICE. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.13, 2.14(a) or
2.16 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Term Loans affected by such event with the object of avoiding the consequences of such event; PROVIDED, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and PROVIDED, FURTHER, that nothing in this Section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 2.13, 2.14(a) or 2.16.

         2.18     REPLACEMENT  OF  LENDERS  UNDER  CERTAIN  CIRCUMSTANCES.   The
Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.13 or 2.14 or gives a notice of illegality pursuant to Section 2.16 or (b) defaults in its obligation to make Term Loans hereunder, with a replacement financial institution; PROVIDED that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.17 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.13 or 2.14 or to eliminate the illegality referred to in such notice of illegality given pursuant to Section 2.16, (iv) the replacement financial institution shall purchase, at par, all Term Loans and other amounts owing to such replaced Lender on or prior to the date of replacement,  (v) the  Borrower  shall be liable to such  replaced  Lender under
Section 2.15 (as though Section 2.15 were applicable) if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 9.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.13 or 2.14, as the case may be, in respect of any period prior to the date on which such replacement shall be consummated, and
(ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender. Any replacement pursuant to this Section shall not be deemed to be an optional prepayment for purposes of Section 2.9(b).

                   SECTION 3. REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Term Loans, Holdings and the Borrower hereby jointly and severally represent and warrant to the Administrative Agent and each Lender that:

         3.1 FINANCIAL CONDITION. (a) The unaudited PRO FORMA consolidated balance sheet of Holdings and its consolidated Subsidiaries as at June 30, 2006 (including the notes thereto) (the "PRO FORMA BALANCE SHEET"), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the Term Loans to be made on the Closing Date and the use of proceeds thereof and (ii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to the Borrower as of the date of delivery thereof, and presents fairly on a PRO FORMA basis the estimated financial position of Holdings and its consolidated Subsidiaries as at June 30, 2006, assuming that the events specified in the preceding sentence had actually occurred at such date.

         (b) The audited consolidated balance sheets of Holdings and its consolidated Subsidiaries as at December 31, 2003, December 31, 2004 and December 31, 2005, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from Gordon, Hughes & Banks, LLP, present fairly the consolidated financial condition of Holdings and its consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at June 30, 2006, and the related unaudited consolidated statements of income and cash flows for the six-month period ended on such date, present fairly the
                  consolidated   financial   condition   of  Holdings   and  its
                  consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). Except as disclosed on SCHEDULE 3.1(B), Holdings, the Borrower and their respective Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. Except as disclosed on SCHEDULE 3.1(B), during the period from December 31, 2005 to and including the date hereof there has been no Disposition by Holdings, the Borrower or any of their respective Subsidiaries of any material part of its business or Property.

         3.2 NO CHANGE. Except as disclosed in the periodic filings of Holdings with the SEC prior to the date hereof, since December 31, 2005 there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

         3.3 CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Each of Holdings, the Borrower and each of their respective Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification, (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (e) has all necessary licenses, Permits (including Mining Permits), consents or approvals from or by each Governmental Authority having jurisdiction, to the extent required to carry out its business as presently conducted.

         3.4 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents, except (i) consents, authorizations, filings and notices described in Schedule 3.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 3.19. Each Loan Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         3.5 NO LEGAL BAR. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of Holdings, the Borrower or any of their respective Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to Holdings, Borrower or any of their respective Subsidiaries could reasonably be expected to have a Material Adverse Effect.

         3.6 NO MATERIAL LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Holdings or the Borrower, threatened by or against Holdings, the Borrower or any of their respective Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents, any of the transactions contemplated hereby or thereby, or the ranking and seniority of their respective obligations thereunder, or (b) that could reasonably be expected to have a Material Adverse Effect.

         3.7 NO DEFAULT. No Loan Party is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         3.8 OWNERSHIP OF PROPERTY; MINES; LIENS. Each of Holdings, the Borrower and their respective Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other Property, and none of such Property is subject to any Lien except as permitted by Section 6.3. Set forth on Schedule
3.8 is a list as of the Closing Date of (i) all real property owned by the Loan Parties (including surface rights and coal and other mineral rights), (ii) all leases for material real property, including Mining Leases and (iii) all Mines (including addresses and the owner and operator thereof) owned or operated by any Loan Party and indicates whether each such Mine is owned or leased by such Loan Party. With respect to each Mining Lease, the applicable Loan Party possesses the leasehold interest(s) mining rights and Mining Permits necessary for the operation of the applicable Mine(s) currently being operated on such parcel, and each of its rights under the applicable lease(s), contracts, rights-of-way and easements necessary for the operation of such Mine(s) is in full force and effect and no default exists thereunder, except to the extent that such defaults or the failure to maintain such lease(s), mining rights, Mining Permits, contracts, rights of way and easements in full force and effect does not and will not have a material adverse effect on the operation and intended use of such parcel by such Loan Party.

         3.9 INTELLECTUAL PROPERTY. (a) Holdings, the Borrower and each of their respective Subsidiaries owns, or licenses pursuant to a valid and enforceable written agreement, all material Intellectual Property and material Software necessary and sufficient for the conduct of their businesses as currently conducted and proposed to be conducted. No other Person has contested any right, title or interest of Holdings, the Borrower or their respective Subsidiaries in or relating to any material Intellectual Property or challenged the ownership, use, validity or enforceability of any material Intellectual Property of Holdings, the Borrower or their respective Subsidiaries, nor does Holdings or the Borrower know of any valid basis for any such claim. To the knowledge of Holdings, the Borrower and each of their respective Subsidiaries, the operation and conduct of the businesses of Holdings, the Borrower and each of their respective Subsidiaries (including, without limitation, the use or practice of any Intellectual Property and Software therein) does not infringe, misappropriate, dilute, violate or otherwise impair any Intellectual Property owned by any other Person. To the knowledge of Holdings, the Borrower and each of their respective Subsidiaries, no Person has been or is infringing, misappropriating, diluting, violating or otherwise impairing any Intellectual Property of Holdings, the Borrower or their respective Subsidiaries. There are no pending (or, to the knowledge of Holdings or the Borrower threatened) actions, investigations, suits, proceedings, audits, claims, demands, orders or disputes with respect to any such infringement, misappropriation, dilution, violation, impairment, contest or challenge. No judgment or order regarding any such infringement, misappropriation, dilution, violation, impairment, contest or challenge has been rendered by any competent Governmental Authority, and no settlement agreement or similar contract has been entered into by Holdings, the Borrower or their respective Subsidiaries with respect to any such infringement, misappropriation, dilution, violation, impairment, contest or challenge.

         3.10 TAXES. Each of Holdings, the Borrower and each of their respective Subsidiaries has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Holdings, the Borrower or their respective Subsidiaries, as the case may be); and no tax Lien has been filed, and, to the knowledge of Holdings and the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

         3.11 FEDERAL REGULATIONS. No part of the proceeds of any Term Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation U.

         3.12 LABOR MATTERS. There are no strikes or other labor disputes against Holdings, the Borrower or any of their respective Subsidiaries pending or, to the knowledge of Holdings or the Borrower, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of Holdings, the Borrower and their respective Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from Holdings, the Borrower or any of their respective Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of Holdings, the Borrower or the relevant Subsidiary.

         3.13 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither Holdings, the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither Holdings, the Borrower nor any

Commonly Controlled Entity would become subject to any material liability under ERISA if Holdings, the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

         3.14 INVESTMENT COMPANY ACT; OTHER REGULATIONS. No Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

         3.15 SUBSIDIARIES. (a) The Subsidiaries listed on Schedule 3.15 constitute all the Subsidiaries of Holdings at the date hereof. Schedule 3.15 sets forth as of the Closing Date the name and jurisdiction of incorporation of each Subsidiary and, as to each Subsidiary, the percentage of each class of Capital Stock owned by each Loan Party.

         (b) Except as listed on Schedule 3.15, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors' qualifying shares) of any nature relating to any Capital Stock of the Borrower or any Subsidiary.

         3.16 USE OF PROCEEDS. The proceeds of the Term Loans shall be used for general corporate purposes and to pay related fees and expenses.

         3.17 ENVIRONMENTAL MATTERS. Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to result in the payment of a Material Environmental Amount and except as set forth on Schedule 3.17:

         (a) Holdings, the Borrower and their respective Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) necessary for any of their current operations or for any property owned, leased, or otherwise operated by any of them; and (iii) are, and within the period of all applicable statutes of limitation have been, in material compliance with all of their Environmental Permits.

         (b) Materials of Environmental Concern are not present at, on, under, in, or about any real property now or formerly owned, leased or operated by Holdings or any of its Subsidiaries, or at any other location (including, without limitation, any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) which could reasonably be expected to (i) give rise to liability of Holdings or any of its Subsidiaries under any applicable Environmental Law or otherwise result in costs to Holdings or any of its Subsidiaries, or (ii) interfere with Holdings' or any of its Subsidiaries' continued operations, or
                  (iii) impair the fair saleable value of any real property owned or leased by Holdings or any of its Subsidiaries.

         (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which Holdings or any of its Subsidiaries is, or to the knowledge of Holdings or any of its Subsidiaries will be, named as a party that is pending or, to the knowledge of Holdings or any of its Subsidiaries, threatened.

         (d) Neither Holdings nor any of its Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern.

         (e) Neither Holdings nor any of its Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, relating to compliance with or liability under any Environmental Law.

         (f) Since December 31, 2005, neither Holdings nor any of its Subsidiaries has assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law or with respect to any Material of Environmental Concern.

         3.18 ACCURACY OF INFORMATION, ETC. No statement or information contained in this Agreement, any other Loan Document or any other document, certificate or statement furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. The projections and PRO FORMA financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

         3.19 SECURITY DOCUMENTS. (a) The Security Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock described in the Security Agreement, when any stock certificates representing such Pledged Stock are delivered to the Administrative Agent, and in the case of the other Collateral described in the Security Agreement, when financing statements in appropriate form are filed in the offices specified on Schedule 3 to the Security Agreement (which financing statements have been duly completed and delivered to and authorized to be filed by the Administrative Agent) and such other filings as are specified in the Security Agreement have been completed (all of which filings have been duly completed), the Security
Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Security Agreement), in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 6.3) and a fully perfected second priority Lien on any Collateral pledged in connection with Indebtedness incurred under Section 6.2(g).

         (b) Each of the Mortgages is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien on the Mortgaged
                  Properties described therein and proceeds thereof; and when the Mortgages are filed in the offices specified on Schedule 3.19(b) (in the case of the Mortgages to be executed and delivered on the Closing Date) or in the recording office designated by the Borrower (in the case of any Mortgage to be executed and delivered pursuant to Section 5.10(b)), each Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties described therein and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person (other than Persons holding Liens or other encumbrances or rights permitted by the relevant Mortgage).

         3.20 SENIOR INDEBTEDNESS. The Obligations constitute "First Lien Obligations" of the Borrower and any Guarantor under and as defined in the Senior Secured Indenture.

         3.21 SOLVENCY. Each Loan Party is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith will be and will continue to be, Solvent.

         3.22 REGULATION H. No Mortgage encumbers improved real property which is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (except any Mortgaged Properties as to which such flood insurance as required by Regulation H has been obtained and is in full force and effect as required by this Agreement).

         3.23 COAL ACT; BLACK LUNG ACT. Each Loan Party and their respective "RELATED PERSONS" (as defined in the Coal Act) is in compliance in all material respects with the Coal Act and none of the Loan Parties or their related persons has any liability under the Coal Act except with respect to premiums or other payments required thereunder which have been paid when due and except to the extent that the liability thereunder, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each Loan Party is in compliance in all material respects with the Black Lung Act, and none of the Loan Parties has any liability under the Black Lung Act except with respect to premiums, contributions or other payments required thereunder which have been paid when due and except to the extent that the liability thereunder individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                        SECTION 4. CONDITIONS PRECEDENT

         4.1 CONDITIONS TO INITIAL EXTENSION OF CREDIT. The agreement of each Lender to make the initial extension of credit requested to be made by it hereunder is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

         (a)      LOAN DOCUMENTS.  The Administrative  Agent shall have received
                  (i) this Agreement, (ii) the Security Agreement, (iii) the Fee Letter, (iv) the Intercreditor Agreement, (v) the Intellectual Property Security Agreement and (vi) Mortgages with respect to each Mortgaged Properties (other than as set forth in Section 5.13(b)), each executed and delivered by a duly authorized officer of each party party thereto.

         (b) PRO FORMA BALANCE SHEET; FINANCIAL STATEMENTS. The Lenders shall have received (i) the Pro Forma Balance Sheet, (ii) audited consolidated financial statements of Holdings and its consolidated Subsidiaries for the 2003, 2004 and 2005 fiscal years, (iii) unaudited interim consolidated financial statements of Holdings and its consolidated Subsidiaries for each quarterly period ended (A) subsequent to the date of the latest applicable financial statements delivered pursuant to clause (ii) of this paragraph and (B) for fiscal year 2006, as to which such financial statements are available and (iv) unaudited interim consolidated financial statements of Holdings and its consolidated Subsidiaries for each fiscal month ended April through August for fiscal year 2006; and such financial statements shall not, in the reasonable judgment of the Administrative Agent, reflect any material adverse change in the consolidated financial condition of Holdings and its consolidated Subsidiaries, as reflected in the financial statements or projections previously delivered to the Lenders.

         (c)      APPROVALS.   All   governmental   and  third  party  approvals
                  (including regulatory approvals, landlords' and other consents) necessary in connection with the continuing operations of Holdings, the Borrower and their respective Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

         (d) RELATED AGREEMENTS. The Administrative Agent shall have received (in a form reasonably satisfactory to the Administrative Agent), true and correct copies, certified as to authenticity by the Borrower, of supply Agreements and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which the Loan Parties may be a party.

         (e) FEES. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Closing Date. All such amounts will be paid with proceeds of Term Loans made on the Closing Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Closing Date.

         (f) CLOSING DATE PROJECTIONS. The Lenders shall have received satisfactory PRO FORMA financial projections (the "CLOSING DATE PROJECTIONS") for the period from the Closing Date through the third anniversary of the Closing Date, which shall contain the Borrower's anticipated, income statements, on a consolidated basis for Holdings and its Subsidiaries, on a monthly basis for the period commencing on the Closing Date and ending on the first anniversary of the Closing Date, and on an annual basis thereafter.

         (g) LIEN SEARCHES. The Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions in which Uniform Commercial Code financing statement or other filings or recordations should be made to evidence or perfect security interests in all assets of the Loan Parties, and such search shall reveal no liens on any of the assets of the Loan Parties, except for Liens permitted by
                  Section 6.3.

         (h) CLOSING CERTIFICATES; SECRETARY'S CERTIFICATES; GOOD STANDING CERTIFICATES. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit C, with appropriate insertions and attachments, (ii) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) the names and true signatures of each officer of such Loan Party that has been authorized to execute and deliver any Loan Document or other document required hereunder to be executed and delivered by or on behalf of such Loan Party, (B) the true, correct and complete copy of the by-laws (or equivalent constituent document) of such Loan Party as in effect on the date of such certification, (C) the true, correct and complete copy of the resolutions of such Loan Party's Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and (D) the true, correct and complete copy of the articles or certificate of incorporation (or equivalent constituent document) of each Loan Party, certified as of a recent date by the Secretary of State of the state of organization of such Loan Party and there have been no changes in the certificate of incorporation (or equivalent constituent document) of such Loan Party from the certificate of incorporation (or equivalent constituent document) as attached thereto, and (iii) certificates of such official attesting to the good standing of each such Loan Party.

         (i) LEGAL OPINIONS. The Administrative Agent shall have received the following executed legal opinions:

                  (i) the legal opinion of Stubbs Alderton & Markiles, LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

                  (ii) the legal opinion of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association, special counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

                  (iii) the legal opinion of Charles Kite, General Counsel of the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent; and

                  (iv) the legal opinion of Frost Brown & Todd LLC, special counsel to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.

Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

         (j) PLEDGED STOCK; STOCK POWERS; ACKNOWLEDGMENT AND CONSENT; PLEDGED NOTES . The Administrative Agent shall have received
                  (i) the certificates representing the shares of Capital Stock pledged pursuant to the Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, and
                  (ii) each promissory note pledged pursuant to the Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank satisfactory to the Administrative Agent) by the pledgor thereof.

         (k) FILINGS, REGISTRATIONS AND RECORDINGS. Each document (including, without limitation, any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.3), shall have been filed, registered or recorded or shall have been delivered to the Administrative Agent be in proper form for filing, registration or recordation. The Administrative Agent, for the benefit of the Secured Parties, shall have been granted a second priority lien on pledged cash of the Loan Parties.

         (l)      INSURANCE.   The  Administrative  Agent  shall  have  received
                  insurance certificates  satisfying the requirements of Section
                  4.3 of the Security Agreement.

         (m) NO MATERIAL ADVERSE EFFECT. The Administrative Agent and the Lenders shall be satisfied that, prior to the Closing Date, there has not occurred (i) any Material Adverse Change since December 31, 2005 or (ii) a material disruption of or material adverse change in the financial, banking or capital markets.

         (n) FULL DISCLOSURE. The Administrative Agent and the Lenders not becoming aware prior to the Closing Date of any information or other matter (including any matter relating to financial models and underlying assumptions relating to the Closing Date Projections) affecting Holdings, the Borrower and their respective Subsidiaries or the transactions contemplated hereby that in their reasonable judgment is inconsistent in a material and adverse manner with any such information or other matter disclosed to them prior to the Closing Date.

         (o) MINIMUM EBITDA. Holdings shall have pro forma Consolidated EBITDA for the twelve-month period ended immediately prior to August 31, 2006 of not less than $3,100,000.

         (p) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct on and as of such date as if made on and as of such date (except as expressly provided in such representation or warranty).

         (q) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

         4.2 CONDITIONS TO TERM LOANS ON DELAYED DRAW FUNDING DATES. The agreement of each Lender to make the extensions of credit requested to be made by it hereunder is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on a Delayed Draw Funding Date, of the following conditions precedent:

         (a) BORROWING NOTICE. The Agent shall have received a duly executed Borrowing Notice with respect to the Term Loans to be borrowed on the applicable Delayed Draw Funding Date not less than ten (10) Business Days prior to such Delayed Draw Funding Date in accordance with Section 2.2(b).

         (b) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

         (c) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (except as expressly provided in such representation or warranty).

                        SECTION 5. AFFIRMATIVE COVENANTS

         Holdings and the Borrower hereby jointly and severally agree that, so long as the Term Loan Commitments remain in effect or any Term Loan or other amount is owing to any Lender or the Administrative Agent hereunder, each of Holdings and the Borrower shall and shall cause each of their respective Subsidiaries to:

         5.1 FINANCIAL STATEMENTS. Furnish to the Administrative Agent and each Lender:

         (a) as soon as available, but in any event within 90 days after the end of each fiscal year of Holdings (or such longer period that may be available to Holdings to file annual financial statements with the SEC pursuant to the Exchange Act), a copy of the audited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young or other independent certified public accountants of nationally recognized standing;

         (b) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of Holdings, the unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income for such quarter and the related unaudited consolidated statements of income and of cash flows for the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

         (c) as soon as available, but in any event not later than 30 days after the end of each month occurring during each fiscal year of Holdings (other than the third, sixth and ninth such month), the unaudited consolidated balance sheets of Holdings and its Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form each of (x) the figures for the such period set forth in the Projections delivered pursuant to Section 5.2(c) below, (y) the figures as of the end of and for the corresponding period in the previous year and (z) a budget for Holdings and its Subsidiaries for each fiscal year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments) beginning with January 1, 2007;

all such financial statements to present fairly Holdings' consolidated financial position at the dates thereof and of its operations and cash flows for the periods then ended and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

         5.2 CERTIFICATES; OTHER INFORMATION. Furnish to the Administrative Agent and each Lender:

         (a)      concurrently  with the  delivery of the  financial  statements referred to in Section 5.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate (it being understood that such certificate shall be limited to the items that independent certified public accountants are permitted to cover in such certificates pursuant to their professional standards and customs of the profession);

         (b) concurrently with the delivery of any financial statements pursuant to Section 5.1, (i) a Compliance Certificate (x) stating that, to the best of such Responsible Officer's knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (y) containing all information and calculations necessary for determining compliance by Holdings, the Borrower and their respective Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the fiscal month, fiscal quarter or fiscal year of Holdings, as the case may be, and (ii) in the case of quarterly or annual financial statements, (x) to the extent not previously disclosed to the

                  Administrative Agent, a listing of any county or state within the United States where any Loan Party keeps inventory or equipment and of any Intellectual Property acquired by any Loan Party since the date of the most recent list delivered pursuant to this clause (x) (or, in the case of the first such list so delivered, since the Closing Date) and (y) any UCC financing statements or other filings specified in such Compliance Certificate as being required to be delivered therewith;

         (c) as soon as available, and in any event no later than 30 days after the end of each fiscal year of Holdings, a detailed consolidated monthly budget for the following fiscal year (including a projected consolidated balance sheet of Holdings and its Subsidiaries as of the end of the following fiscal year, and the related consolidated statements of projected cash flow, projected changes in financial position and projected income), and copies of all budgets and financial projections provided to the Board of Directors of Holdings and/or the Borrower, and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the "PROJECTIONS"), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

         (d) upon Holdings ceasing to be a public reporting company, within 40 days after the end of each fiscal quarter of Holdings (or at any time during which a Default or Event of Default related to Sections 5.1, 5.2 or 6.1 has occurred and is continuing, within 40 days after the end of each fiscal month of the Borrower), a narrative discussion and analysis of the financial condition and results of operations of Holdings and its Subsidiaries for such fiscal quarter or month, as the case may be, and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter or month, as the case may be, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year;

         (e) within 5 days after the same are sent, copies of all financial statements and reports that Holdings sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that Holdings may make to, or file with, the SEC;

         (f) as soon as possible and in any event within 10 days of obtaining knowledge thereof: (i) any development, event, or condition that, individually or in the aggregate with other developments, events or conditions, could reasonably be expected to result in the payment by Holdings and its Subsidiaries, in the aggregate, of a Material Environmental Amount; and (ii) any notice that any governmental authority may deny any application for a Environmental Permit sought by, or revoke or refuse to renew any Environmental Permit held by, the Borrower and necessary in the operation of its business;

         (g) as soon as available but within 10 Business Days of each month, a summary of the following information as at the end of the prior month (i) tons of Coal produced by each Loan Party,
                  (ii) tons of Coal produced per Mine, (iii) tons of Coal purchased from third parties in order to meet the minimum delivery requirements under the Coal supply agreements entered into by each Loan Party and the purchase price per ton of such Coal, (iv) tons of Coal sold with a listing of customers and sale prices per ton, and (v) detail of any force majeure claim or other contractual remedy made by any Loan Party that purports to excuse performance under the terms of any Coal supply agreement

         (h) as soon as available but within 30 days after the end of each month, a detailed report of Capital Expenditures reflecting Growth Capex and Maintenance Capex; and

         (i) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

         5.3 PAYMENT OF OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Holdings or its Subsidiaries, as the case may be.

         5.4      CONDUCT OF BUSINESS AND  MAINTENANCE  OF  EXISTENCE,  ETC. (a)
Preserve, renew and keep in full force and effect its corporate or other existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 6.4; and (b) comply with all Contractual Obligations (including Mine Permits) and Requirements of Law (including Mining Laws), except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         5.5 MAINTENANCE OF PROPERTY; INSURANCE. (a) Keep all Property and systems useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, (b) maintain with financially sound and reputable insurance companies insurance on all its Property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business and (c) all rights, permits, licenses, approvals and privileges (including all Mining Permits) used or useful or necessary in the conduct of its business as then being conducted, and (d) Coal reserves, or the rights to acquire coal from third parties, sufficient to fulfill its requirements under its Coal Supply Agreements.

         5.6 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) on reasonable advance notice, permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of Holdings, the Borrower and their respective Subsidiaries with officers and employees of Holdings, the Borrower and their respective Subsidiaries and with its independent certified public accountants..

         5.7 NOTICES. Promptly give notice to the Administrative Agent and each Lender of:

         (a)      the occurrence of any Default or Event of Default;

         (b) any (i) default or event of default under any Contractual Obligation of Holdings, the Borrower or any of their respective Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between Holdings, the Borrower or any of their respective Subsidiaries and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

         (c) any litigation or proceeding affecting Holdings, the Borrower or any of their respective Subsidiaries in which the amount involved is $500,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

         (d) the following events, as soon as possible and in any event within 10 days after the Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or
                  (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

         (e) any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Holdings, the Borrower or the relevant Subsidiary proposes to take with respect thereto.

         5.8 ENVIRONMENTAL LAWS. (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

         (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

         5.9 INTEREST RATE PROTECTION. At the request of the Administrative Agent made within 90 days after the Closing Date, in the case of the Borrower, enter into Hedge Agreements within 90 days of receipt of the request, to the extent necessary to provide that at least 50% of the aggregate principal amount of the Term Loans is subject to either a fixed interest rate or interest rate protection for a period of not less than three years, which Hedge Agreements shall have terms and conditions reasonably satisfactory to the Administrative Agent.

         5.10 ADDITIONAL COLLATERAL, ETC. (a) With respect to any Property acquired after the Closing Date by Holdings, the Borrower or any of their respective Subsidiaries (other than (x) any Property described in paragraph (b) or paragraph (c) of this Section, (y) any Property subject to a Lien expressly permitted by Section 6.3(g) and (z) Property acquired by an Excluded Foreign Subsidiary) as to which the Administrative Agent, for the benefit of the Secured Parties, does not have a perfected Lien, promptly (i) execute and deliver to the Administrative Agent such amendments to the Security Agreement or such other documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in such Property and (ii) take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in such Property, including without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the Administrative Agent.

         (b) With respect to any fee interest in any real property having a value (together with improvements thereof) of at least $250,000 individually or in the aggregate acquired after the Closing Date by Holdings, the Borrower or any of their respective Subsidiaries (other than any such real property owned by an Excluded Foreign Subsidiary or subject to a Lien expressly permitted by Section 6.3(g)), promptly (i) execute and deliver a first priority Mortgage in favor of the Administrative Agent, for the benefit of the Secured Parties, covering such real property, (ii) if requested by the Administrative Agent, provide the Lenders with (x) to the extent available and customary within the jurisdiction of such real property, title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor's certificate and (y) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

         (c) With respect to any new Subsidiary (other than an Excluded Foreign Subsidiary) created or acquired after the Closing Date (which, for the purposes of this paragraph, shall include any existing Subsidiary that ceases to be an Excluded Foreign Subsidiary) by Holdings, the Borrower or any of their respective Subsidiaries, promptly (i) execute and deliver to the Administrative Agent such amendments to the Security Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by Holdings, the Borrower or any of their respective Subsidiaries, (ii) deliver to the Administrative
                  Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings, the Borrower or such Subsidiary, as the case may be, (iii) cause such new Subsidiary (A) to become a party to the Security Agreement and (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Secured Parties a perfected first priority security interest in the Collateral described in the Security Agreement with respect to such new Subsidiary, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the
                  Administrative   Agent,   and   (iv)  if   requested   by  the

                  Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

         (d) With respect to any new Excluded Foreign Subsidiary created or acquired after the Closing Date by Holdings, the Borrower or any of their respective Subsidiaries (other than any Excluded Foreign Subsidiaries), promptly (i) execute and deliver to the Administrative Agent such amendments to the Security Agreement or such other documents as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by Holdings, the Borrower or any of their respective Subsidiaries (other than any Excluded Foreign Subsidiaries), (provided that in no event shall more than 65% of the total outstanding Capital Stock of any such new Excluded Foreign Subsidiary be required to be so pledged),
                  (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings, the Borrower or such Subsidiary, as the case may be, and take such other action as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Lien of the Administrative Agent thereon, and
                  (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

         5.11 FURTHER ASSURANCES. From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as the Administrative Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents, or of more fully perfecting or renewing the rights of the Administrative Agent and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by Holdings, the Borrower or any Subsidiary which may be deemed to be part of the Collateral) pursuant hereto or thereto. Upon the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, Holdings and the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Lender may be required to obtain from Holdings, the Borrower or any of their respective Subsidiaries for such governmental consent, approval, recording, qualification or authorization.

         5.12 COAL RELATED MATTERS; MINING. (a) Each Loan Party shall comply with the Black Lung Act and all other laws, rules and regulations relating to coal workers' pneumoconiosis, workers' compensation and land reclamation in all material respects. To the extent required by GAAP, maintain adequate reserves for (i) future costs associated with any lung disease claim alleging pneumoconiosis or silicosis or arising out of exposure or alleged exposure to coal dust or the coal mining environment, (ii) future costs associated with retiree and health care benefits, (iii) future costs associated with reclamation of disturbed acreage, removal of facilities and other closing costs in connection with its mining operations and (iv) future costs associated with other potential environmental liabilities.

         (b) Each Loan Party shall take all commercially reasonable efforts to ensure that all of its tenants, subtenants, contractors, subcontractors, and invitees comply in all material respects with all applicable Mining Laws, and obtain, comply in all respects with and maintain any and all material Mining Permits, applicable to any of them; and conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions in each case required under applicable Mining Laws and promptly comply in all respects with all lawful orders and directives of all Governmental Authorities regarding applicable Mining Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings would not be reasonably expected to have a Material Adverse Effect.

         (c) Each of Holdings and the Borrower shall, and shall cause each of their respective Subsidiaries to, cause each Mine being operated by a Loan Party to be operated, maintained, developed and mined and cause the associated processing plants and other fixed and operating assets to be operated and maintained, in a workmanlike manner, as would a prudent coal mine operator, and in accordance with generally accepted mining practices and all applicable Requirements of Law, including but not limited to applicable Mining Laws and Environmental Laws, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

         5.13 Post-Closing Requirements. (a) Within 30 days after the Closing Date, each of Holdings and the Borrower shall, and shall cause each of their respective Subsidiaries to deliver to the Administrative Agent all Control Agreements that, in the reasonable judgment of the Administrative Agent, are required for the Loan Parties to comply with the Loan Documents, each duly executed by, in addition to the applicable Loan Party, the applicable financial institution.

         (b) Within 180 days after the Closing Date, the Borrower shall deliver mortgages and deeds of trust made by NC Railroad, Inc. in favor of the Administrative Agent for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent, in its reasonable discretion relating to the railroad properties owned by NC Railroad, Inc.

                         SECTION 6. NEGATIVE COVENANTS

         Holdings and the Borrower hereby jointly and severally agree that, so long as the Term Loan Commitments remain in effect, or any Term Loan or other amount is owing to any Lender or the Administrative Agent hereunder, each of Holdings and the Borrower shall not, and shall not permit any of their respective Subsidiaries to, directly or indirectly:

         6.1      Financial Condition Covenants.

         (a) MINIMUM CONSOLIDATED EBITDA. Permit Consolidated EBITDA of Holdings and its Subsidiaries as at the last day of any period of four consecutive fiscal quarters of Holdings ending with any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:

FISCAL QUARTER                              MINIMUM CONSOLIDATED EBITDA
--------------                              ---------------------------
March 31, 2007                                      $ 5,500,000
June 30, 2007                                       $ 7,900,000
September 30, 2007                                  $10,800,000
December 31, 2007                                   $13,300,000
March 31, 2008                                      $16,200,000
June 30, 2008                                       $18,500,000
September 30, 2008                                  $20,300,000
December 31, 2008                                   $21,600,000
March 31, 2009                                      $23,100,000
June 30, 2009                                       $24,700,000
September 30, 2009                                  $26,200,000
December 31, 2009                                   $27,700,000
March 31, 2010                                      $27,000,000

         (b) MAXIMUM CONSOLIDATED LEVERAGE RATIO. Permit the Consolidated Leverage Ratio on each day of each fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

FISCAL QUARTER                              MAXIMUM CONSOLIDATED LEVERAGE RATIO
--------------                              -----------------------------------
March 31, 2007                                      13.50 to 1.00
June 30, 2007                                        9.75 to 1.00
September 30, 2007                                   7.25 to 1.00
December 31, 2007                                    6.00 to 1.00
March 31, 2008                                       5.00 to 1.00
June 30, 2008                                        4.50 to 1.00
September 30, 2008                                   4.25 to 1.00
December 31, 2008                                    4.00 to 1.00
March 31, 2009                                       3.75 to 1.00
June 30, 2009                                        3.50 to 1.00
September 30, 2009                                   3.25 to 1.00
December 31, 2009                                    3.00 to 1.00
March 31, 2010                                       3.00 to 1.00

         (c) MINIMUM CONSOLIDATED INTEREST COVERAGE RATIO. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of Holdings (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

FISCAL QUARTER                      MINIMUM CONSOLIDATED INTEREST COVERAGE RATIO
--------------                      --------------------------------------------
March 31, 2007                                      1.25 to 1.00
June 30, 2007                                       1.50 to 1.00
September 30, 2007                                  1.75 to 1.00
December 31, 2007                                   2.00 to 1.00
March 31, 2008                                      2.50 to 1.00
June 30, 2008                                       2.75 to 1.00
September 30, 2008                                  2.75 to 1.00
December 31, 2008                                   3.00 to 1.00
March 31, 2009                                      3.00 to 1.00
June 30, 2009                                       3.00 to 1.00
September 30, 2009                                  3.00 to 1.00
December 31, 2009                                   3.00 to 1.00
March 31, 2010                                      3.00 to 1.00


         (d)      MINIMUM   LIQUIDITY.   Permit  the   Available   Credit   plus
                  unrestricted cash and Cash Equivalents at any time to be less than $1,000,000.

         6.2 LIMITATION ON INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except:

         (a)      Indebtedness of any Loan Party pursuant to any Loan Document;

         (b)      Indebtedness of a Loan Party to another Loan Party;

         (c) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 6.3(g) in an aggregate principal amount not to exceed $3,250,000 at any one time outstanding;

         (d)      Indebtedness  outstanding  on the date  hereof  and  listed on
                  Schedule 6.2(d) and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof or any shortening of the maturity of any principal amount thereof);

         (e) Guarantee Obligations made in the ordinary course of business by the Borrower or any of its Subsidiaries of obligations of the Borrower or any Subsidiary Guarantor;

         (f) Indebtedness and Guarantee Obligations in connection with the Senior Secured Note Documents;

         (g) Indebtedness in respect of workers' compensation claims, payment obligations in connection with health or other types of social security benefits, unemployment or other insurance or self-insurance obligations, statutory obligations, bankers' acceptances, performance, reclamation, surety or similar bonds and letters of credit and completion or performance guarantees (including, without limitation, performance guarantees pursuant to coal supply agreements or equipment leases) in the ordinary course of business;

         (h) Guarantee Obligations of Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds, so long as such Indebtedness is covered within five Business Days;

         (i) Indebtedness pursuant to letters of credit not issued under this Agreement and used to support any obligations in respect of unemployment insurance, black lung or other types of social security benefits, other insurance or self insurance arrangements, reclamation and other obligations incurred in connection with obtaining Environmental Permits, the performance of bids, tenders, statutory obligations, sales, leases, contracts (other than for the repayment of borrowed money) and surety, appeal, customs, performance or return of money bonds and workers' compensation or other types of social security benefits or to secure the performance of statutory obligations, surety, appeal and other similar obligations up to an aggregate principal amount not to exceed $20,000,000 at any time;

         (j)      Permitted Refinancing Indebtedness; and

         (k) additional Indebtedness of Holdings or any of its Subsidiaries in an aggregate principal amount (for the Borrower and all Subsidiaries) not to exceed $500,000 at any one time outstanding.

         6.3 LIMITATION ON LIENS. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for:

         (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, PROVIDED that adequate reserves with respect thereto are maintained on the books of Holdings or its Subsidiaries, as the case may be, in conformity with GAAP;

         (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

         (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

         (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

         (f) Liens securing Indebtedness permitted by Section 6.2(d) in existence on the date hereof (i) listed on Schedule 6.3(f) and
                  (ii) with respect to leased equipment, PROVIDED that no such Lien is spread to cover any additional Property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

         (g) Liens securing Indebtedness of the Borrower or any other Subsidiary incurred pursuant to Section 6.2(c) to finance the acquisition of fixed or capital assets, PROVIDED that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the amount of Indebtedness initially secured thereby is not less than 80%, or more than 100% of the purchase price of such fixed or capital asset;

         (h) Liens created pursuant to the Security Documents and the Senior Secured Note Documents, which liens shall have the priority set forth in the Intercreditor Agreement;

         (i) any interest or title of a lessor under any lease entered into by the Borrower or any other Subsidiary in the ordinary course of its business and covering only the assets so leased;

         (j) Liens securing (i) Indebtedness of Holdings or any Subsidiary incurred pursuant to Section 6.2(i) and (ii) cash or Cash Equivalents pledged in connection with the supporting obligations incurred by Holdings or any Subsidiary pursuant to
                  Section 6.2(i); and

         (k) Liens not otherwise permitted by this Section 6.3 so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined, in the case of each such Lien, as of the date such Lien is incurred) of the assets subject thereto exceeds (as to the Borrower and all Subsidiaries) $250,000 at any one time.

         6.4 LIMITATION ON FUNDAMENTAL CHANGES. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business, except that:

         (a) any Subsidiary of Holdings may be merged or consolidated with or into Holdings (PROVIDED that Holdings shall be the continuing or surviving corporation) or with or into any Subsidiary Guarantor (PROVIDED that (i) the Subsidiary Guarantor shall be the continuing or surviving corporation or
                  (ii) simultaneously with such transaction, the continuing or surviving corporation shall become a Subsidiary Guarantor and the Borrower shall comply with Section 5.10 in connection therewith);

         (b) any Subsidiary of Holdings may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any Subsidiary Guarantor; and

         (c)      any   Subsidiary  of  Holdings  may   consummate  a  Permitted
                  Acquisition.

         6.5 LIMITATION ON DISPOSITION OF PROPERTY. Dispose of any of its Property (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

         (a) the Disposition of obsolete, damaged, surplus or worn out property in the ordinary course of business;

         (b)      the sale of inventory in the ordinary course of business;

         (c)      Dispositions permitted by Section 6.4(b);

         (d) the sale or issuance of any Subsidiary's Capital Stock to Holdings, the Borrower or any Subsidiary Guarantor;

         (e) the Disposition of other assets (i) having a fair market value not to exceed $500,000 in the aggregate for any fiscal year of the Borrower and (ii) at least 75% of the consideration is in cash and Cash Equivalents; and

         (f)      any Recovery Event, PROVIDED, that the requirements of Section
                  2.6 are complied with in connection therewith;

         6.6 LIMITATION ON RESTRICTED PAYMENTS. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of Holdings, the Borrower or any of their respective Subsidiaries, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdings, the Borrower or any of their respective Subsidiaries, or enter into any derivatives or other transaction with any financial institution, commodities or stock exchange or clearinghouse (a "DERIVATIVES COUNTERPARTY") obligating Holdings, the Borrower or any of their respective Subsidiaries to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Stock (collectively, "RESTRICTED PAYMENTS"), except:

         (a) that Borrower or any Subsidiary may make Restricted Payments to Holdings or any Subsidiary Guarantor; and

         (b) Holdings may make payments of regularly scheduled dividends with respect to the Cumulative Convertible Series A Preferred Stock so long as, both before and after giving PRO FORMA effect thereto (i) no Default or Event of Default has occurred and is continuing (ii) the Borrower shall be in PRO FORMA compliance with the provisions of Section 6.1 (such compliance to be determined on the basis of the required financial information most recently delivered to the Administrative Agent as though such Restricted Payment had been made as of the first day of the fiscal period covered thereby), and (iii) the Available Credit together with cash and Cash Equivalents of the Borrower reflected on the consolidated balance sheet of the Borrower shall not be less than $1,500,000.

         6.7 LIMITATION ON CAPITAL EXPENDITURES. Commencing January 1, 2007, make or commit to make any Capital Expenditure, except Capital Expenditures of Holdings and its Subsidiaries in the ordinary course of business not exceeding $5,500,000 in any fiscal year; PROVIDED, that (i) up to 50% of any such amount referred to above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year and (ii) Capital Expenditures during any fiscal year shall be deemed made, FIRST, in respect of amounts permitted for such fiscal year as provided above and SECOND, in respect of amounts carried over from the prior fiscal year pursuant to subclause (i) above.

         6.8 LIMITATION ON INVESTMENTS. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting an ongoing business from, or make any other investment in, any other Person (all of the foregoing, "INVESTMENTS"), except:

         (a)      extensions of trade credit in the ordinary course of business;

         (b)      investments in Cash Equivalents;

         (c) Investments arising in connection with the incurrence of Indebtedness permitted by Section 6.2(b) and (e);

         (d) loans and advances to employees of Holdings, the Borrower or any Subsidiaries of the Borrower in the ordinary course of business (including, without limitation, for travel, entertainment and relocation expenses) in an aggregate amount for Holdings, the Borrower and Subsidiaries of the Borrower not to exceed $25,000 at any one time outstanding;

         (e) Investments (other than those relating to the incurrence of Indebtedness permitted by Section 6.8(c)) by Holdings, the Borrower or any of its Subsidiaries in the Borrower or any Person that, prior to such Investment, is a Subsidiary Guarantor; and

         (f)      Investments made pursuant to a Permitted Acquisition;

         (g) investments in certificates of deposit and similar instruments of Sevier County Bank in an amount not to exceed $16.0 million, and used by Holdings, the Borrower or any of its Subsidiaries for the sole purpose of enabling Holdings, the Borrower or any of its Subsidiaries to purchase or post reclamation, surety, or similar bonds, and any extensions or renewals thereof, provided that the aggregate amount of all such certificates of deposit or similar instruments shall not exceed $16.0 million; and

         (h) investments in certificates of deposit and similar instruments with maturities of thirty-six months or less from the date of acquisition with any Lender or with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of "B" or better which are used, in each case, by Holdings, the Borrower or any of its Subsidiaries for the sole purpose of enabling Holdings, the Borrower or any of its Subsidiaries to purchase or post reclamation, surety, or similar bonds, and any extensions or renewals thereof.

         6.9 LIMITATION ON OPTIONAL PAYMENTS AND MODIFICATIONS OF DEBT INSTRUMENTS, ETC.. (a) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise voluntarily or optionally defease, the Senior Secured Notes, or segregate funds for any such payment, prepayment, repurchase, redemption or defeasance, or enter into any derivative or other transaction with any Derivatives Counterparty obligating Holdings, the Borrower or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of the Senior Secured Notes, (b) amend, modify or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Senior Secured Note Documents (other than any such amendment, modification, waiver or other change which (i) would extend the maturity or reduce the amount of any payment of principal thereof, reduce the rate or extend the date for payment of interest thereon or relax any covenant or other restriction applicable to Holdings, the Borrower or any of their respective Subsidiaries and (ii) does not involve the payment of a consent fee) or (c) amend its certificate of incorporation in any manner determined by the Administrative Agent to be adverse to the Lenders.

         6.10 LIMITATION ON TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than Holdings, the Borrower or any Subsidiary Guarantor) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of Holdings, the Borrower or such Subsidiary, as the case may be, and (c) upon fair and reasonable terms no less favorable to Holdings, the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate.

         6.11 LIMITATION ON SALES AND LEASEBACKS. Enter into any arrangement with any Person providing for the leasing by Holdings, the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by Holdings, the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Holdings, the Borrower or such Subsidiary.

         6.12 LIMITATION ON CHANGES IN FISCAL PERIODS. Permit the fiscal year of Holdings to end on a day other than December 31 or change Holdings' method of determining fiscal quarters.

         6.13 LIMITATION ON NEGATIVE PLEDGE CLAUSES. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of Holdings, the Borrower or any of their respective Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any guarantor, its obligations under the Security Agreement, other than (a) this Agreement, the other Loan Documents, (b) the Senior Secured Note Documents, (c) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), and (d) any agreements which provide by their express terms that neither the agreement nor any interest therein may be assigned or pledged without the consent of the other party(ies).

         6.14 LIMITATION ON RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary, (b) make Investments in the Borrower or any other Subsidiary or (c) transfer any of its assets to the Borrower or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents and the Senior Secured Note Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, and (iii) any restrictions with respect to a Subsidiary imposed pursuant to agreements to which such Subsidiary is a party which provide by their express terms that neither the agreement nor any interest therein may be assigned or pledged by such Subsidiary without the consent of the other party(ies).

         6.15 LIMITATION ON LINES OF BUSINESS. Enter into any business, either directly or through any Subsidiary or in connection with a Permitted Acquisition, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or that are reasonably related thereto.

         6.16 LIMITATION ON HEDGE AGREEMENTS. Enter into any Hedge Agreement other than Hedge Agreements entered into in the ordinary course of business, and not for speculative purposes, to protect against changes in interest rates , commodity prices or foreign exchange rates.

                          SECTION 7. EVENTS OF DEFAULT

         If any of the following events shall occur and be continuing:

         (a) The Borrower shall fail to pay any principal of any Term Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Term Loan or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof or thereof; or

         (b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made or furnished; or

         (c) Any Loan Party shall default in the observance or performance of any agreement contained in Section 5.4(a) (with respect to Holdings and the Borrower only), Section 5.7(a) or Section 6, or in Section 4 of the Security Agreement (other than Sections 4.1, 4.9 or 4.10) or (ii) an "Event of Default" under and as defined in any Mortgage shall have occurred and be continuing; or

         (d) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 15 days (or 30 days for a default in the observance or performance of any agreement contained in
                  Section 5.1 or Section 5.2); or

         (e) Holdings, the Borrower or any of their respective Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or
                  (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; PROVIDED, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $500,000; or

         (f) (i) Holdings, the Borrower or any of their respective Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings, the Borrower or any of their respective Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Holdings, the Borrower or any of their respective Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 45 days; or (iii) there shall be commenced against Holdings, the Borrower or any of their respective Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof; or (iv) Holdings, the Borrower or any of their respective Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
                  (ii), or (iii) above; or (v) Holdings, the Borrower or any of their respective Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, or any Lien in favor of the PBGC or a Plan shall arise on the assets of Holdings, the Borrower or any Commonly Controlled Entity,
                  (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) Holdings, the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders shall be likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

         (h) One or more judgments or decrees shall be entered against Holdings, the Borrower or any of their respective Subsidiaries involving for Holdings, the Borrower and their respective Subsidiaries taken as a whole a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $500,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

         (i) Any of the Security Documents shall cease, for any reason (other than by reason of the express release thereof pursuant to the terms thereof), to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

         (j) The guarantee contained in Section 2 of the Security Agreement shall cease, for any reason (other than by reason of the express release thereof pursuant to the terms thereof), to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert;

         (k)      Any Change of Control shall occur; or

         (l) The Liens created pursuant to the Senior Secured Note Documents shall cease, for any reason, to be validly subordinated to the Obligations or the obligations of the Subsidiary Guarantors under the Security Agreement, as provided in the Intercreditor Agreement, or any Loan Party, any Affiliate of any Loan Party, the Note Trustee in respect of the Senior Secured Notes or the holders of at least 25% in aggregate principal amount of the Senior Secured Notes shall so assert;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above, automatically the Term Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Term Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.

                      SECTION 8. THE ADMINISTRATIVE AGENT

         8.1 APPOINTMENT. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

         8.2 DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         8.3 EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in,


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or  received  by the  Administrative  Agent under or in  connection  with,  this
Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

         8.4 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Loan Parties), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Term Note as the owner thereof for all purposes unless such Term Note shall have been transferred in accordance with Section 9.6 and all actions required by such Section in connection with such transfer shall have been taken. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Term Loans.

         8.5 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent shall have received notice from a Lender, Holdings or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent shall receive such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); PROVIDED that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         8.6 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the


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


Administrative Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Term Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

         8.7 INDEMNIFICATION. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by Holdings or the Borrower and without limiting the obligation of Holdings or the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Term Loan Commitments shall have terminated and the Term Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), for, and to save the Administrative Agent harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (including, without limitation, at any time following the payment of the Term Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Term Loan Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Term Loans and all other amounts payable hereunder.

         8.8 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though the Administrative Agent were not the Administrative Agent. With respect to its Term


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Loans made or renewed by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         8.9 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 7(a) or Section 7(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Term Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Documents.

         8.10 AUTHORIZATION TO RELEASE LIENS AND GUARANTEES. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to effect any release of Liens or guarantee obligations contemplated by Section 5.1 of the Intercreditor Agreement.

                            SECTION 9. MISCELLANEOUS

         9.1 AMENDMENTS AND WAIVERS. Neither this Agreement or any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 9.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; PROVIDED, HOWEVER, that no such waiver and no such amendment, supplement or modification shall:


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


                  (i) forgive the principal amount or extend the final scheduled date of maturity of any Term Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Term Loan Commitment of any Lender; require additional consents to be obtained with respect to the sale or any assignment or participations of any interests of the Lenders hereunder, in each case without the consent of the Administrative Agent and each Lender directly affected thereby;

                  (ii) amend, modify or waive any provision of this Section, or reduce any percentage specified in or otherwise amend or modify the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their guarantee obligations under the Security Agreement, in each case without the consent of the Administrative Agent and all Lenders;

                  (iii) reduce the percentage specified in the definition of Required Lenders without the written consent of the Administrative Agent and all Lenders;

                  (iv) amend, modify or waive any provision of Section 8, or any other provision of this Agreement affecting the rights and obligations of the Administrative Agent, without the consent of the Administrative Agent; or

                  (v) amend, modify or waive any provision of Section 2.12 without the consent of the Administrative Agent and each Lender directly affected thereby.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Term Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section; PROVIDED, that delivery of an executed signature page of any such instrument by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.


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


                  If, in connection with any proposed  amendment,  modification, waiver or termination (a "PROPOSED CHANGE") requiring the consent of all affected Lenders, the consent of Required Lenders is obtained but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 9.1 being referred to as a "NON-CONSENTING LENDER"), then, so long as the Lender acting as the Administrative Agent is not a Non-Consenting Lender, at the Borrower's request, an Eligible Assignee acceptable to the Administrative Agent shall have the right with the Administrative Agent's consent and in the Administrative Agent's reasonable discretion (but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Administrative Agent's request, sell and assign to the Lender acting as the Administrative Agent or such Eligible Assignee, all of the applicable Term Loans of such Non-Consenting Lender for an amount equal to the principal balance of all applicable Term Loans held by the Non-Consenting Lender and all accrued interest and fees with respect thereto through the date of sale; PROVIDED, HOWEVER, that such purchase and sale shall not be effective until (i) in the case of any Proposed Change which reduces the stated rate of any interest or fee payable hereunder, the Borrower shall have paid such Non-Consenting Lender an amount equal to the prepayment premium set forth in Section 2.5(b), if any, on the aggregate outstanding principal amount of all Term Loans subject to such sale and purchase (which sale and purchase shall constitute a optional prepayment of such Term Loans) and (ii) the Administrative Agent shall have received from such Eligible Assignee an agreement in form and substance satisfactory to the Administrative Agent and the Borrower whereby such Eligible Assignee shall agree to be bound by the terms hereof. Each Lender agrees that, if it becomes a Non-Consenting Lender, it shall execute and deliver to the Administrative Agent an Assignment an Acceptance to evidence such sale and purchase and shall deliver to the Administrative Agent any Term Note (if the assigning Lender's Term Loans are evidenced by Term Notes) subject to such Assignment and Acceptance; PROVIDED, HOWEVER, that the failure of any Non-Consenting Lender to execute an Assignment and Acceptance shall not render such sale and purchase (and the corresponding assignment) invalid.

         9.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or by electronic mail in "portable document format" (".pdf") form), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (a) in the case of Holdings, the Borrower and the Administrative Agent, as follows and (b) in the case of the Lenders, as set forth in an administrative questionnaire delivered to the Administrative Agent or, in the case of a Lender which becomes a party to this Agreement pursuant to an Assignment and Acceptance, in such Assignment and Acceptance or (c) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto:

         Holdings and the Borrower:  National Coal Corp.
                                     8915 George Williams Road
                                     Knoxville, Tennessee  37923
                                     Attention:  Chief Financial Officer
                                     Telecopy:  (865) 691-9982
                                     Email: mlove@nationalcoal.com


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


         with a copy to:             Stubbs Alderton & Markiles, LLP
                                     15260 Ventura Boulevard, 20th Floor
                                     Sherman Oaks, California 91403
                                     Attention:  John McIlvery, Esq.
                                     Telecopy:  (818) 474-8602
                                     Email: jmcilvery@biztechlaw.com

         The Administrative Agent:   Guggenheim Corporate Funding, LLC
                                     135 East 57th Street
                                     New York, New York 10022
                                     Attention:  Managing Director/Tony Minella
                                     Telecopy: (212) 644-8107
                                     E-Mail: tony.minella@guggenheimpartners.com

         with a copy to:             Weil, Gotshal & Manges LLP
                                     767 Fifth Avenue,
                                     New York, New York 10153-0119
                                     Attention:  Douglas Urquhart, Esq.
                                     Telecopy:  (212) 310-8007
                                     E-Mail: douglas.urquhart@weil.com


PROVIDED that any notice, request or demand to or upon the Administrative Agent or any other Lender shall not be effective until received.

         9.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         9.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Term Loans and other extensions of credit hereunder.

         9.5 PAYMENT OF EXPENSES. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all their reasonable out-of-pocket costs and expenses incurred in connection with the syndication of the Term Loan


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


Facility and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of Intralinks, (b) to pay or reimburse each Lender and the Administrative Agent for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including, without limitation, the fees and disbursements of counsel (including the allocated fees and disbursements and other charges of in-house counsel) to each such Lender and of counsel to the Administrative Agent, (c) to pay, indemnify, or reimburse each Lender and the Administrative Agent for, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents and (d) to pay, indemnify or reimburse each Lender, the Administrative Agent, their respective affiliates, and their respective officers, directors, trustees, employees, advisors, agents and controlling persons (each, an "INDEMNITEE") for, and hold each Indemnitee harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Term Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of Holdings, the Borrower or any of their respective Subsidiaries or any of their Properties and the fees and disbursements and other charges of legal counsel in connection with claims, actions or proceedings by any Indemnitee against the Borrower hereunder (all the foregoing in this clause (d), collectively, the "INDEMNIFIED LIABILITIES"), PROVIDED, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by unauthorized persons of information or other materials sent through electronic, telecommunications or other information transmission systems that are intercepted by such persons or for any special, indirect, consequential or punitive damages in connection with the Term Loan Facility. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section shall be payable not later than 30 days after written demand therefor. Statements payable by the Borrower pursuant to this Section shall be submitted to the Borrower at


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


the address of the Borrower set forth in Section 9.2, or to such other Person or address as may be hereafter designated by the Borrower in a notice to the Administrative Agent. The agreements in this Section shall survive repayment of the Term Loans and all other amounts payable hereunder.

         9.6 SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS. (a) This Agreement shall be binding upon and inure to the benefit of Holdings, the Borrower, the Lenders, the Administrative Agent, all future holders of the Term Loans and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender.

         (b) Any Lender may, without the consent of the Borrower, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "PARTICIPANT") participating interests in any Term Loan owing to such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Term Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would require the consent of all Lenders pursuant to
                  Section 9.1. The Borrower agrees that if amounts outstanding under this Agreement and the Term Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, PROVIDED that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in
                  Section 9.7(a) as fully as if such Participant were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and
                  2.15 with respect to its participation in the Term Loans outstanding from time to time as if such Participant were a Lender; PROVIDED that, in the case of Section 2.14, such Participant shall have complied with the requirements of said Section, PROVIDED, FURTHER, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

         (c) Any Lender (an "ASSIGNOR") may, in accordance with applicable law and upon written notice to the Administrative Agent, at any time and from time to time assign to any Eligible Assignee or, with the consent of the Administrative Agent and the Borrower (which, in each case, shall not be unreasonably withheld or delayed), to an additional bank, financial institution or other entity (each, an "ASSIGNEE") all or any part of its rights and obligations under this Agreement


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


                  pursuant to an Assignment and Acceptance, substantially in the form of Exhibit D (an "ASSIGNMENT AND ACCEPTANCE"), executed by such Assignee and such Assignor (and, where the consent of the Administrative Agent and the Borrower is required pursuant to the foregoing provisions, by the Administrative Agent and the Borrower) and delivered to the Administrative Agent for its acceptance and recording in the Register; PROVIDED that no such assignment to an Assignee (other than any Lender or any Affiliate, Related Fund or Control Investment Affiliate thereof) shall be in an aggregate principal amount of less than $1,000,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement), unless otherwise agreed by the Administrative Agent. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Term Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be a party hereto, except as to Section 2.13, 2.14 and 9.5 in respect of the period prior to such effective date). For purposes of the minimum assignment amounts set forth in this paragraph, multiple assignments by two or more Related Funds shall be aggregated. Notwithstanding any provision of this Section, the consent of the Borrower shall not be required for any assignment that occurs at any time when any Event of Default shall have occurred and be continuing.

         (d) The Administrative Agent shall, on behalf of the Borrower, maintain at its address referred to in Section 9.2 a copy of each Assignment and Acceptance delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Term Loan Commitment of, and principal amount of the Term Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Term Loans and any Term Notes evidencing such Term Loans recorded therein for all purposes of this Agreement. Any assignment of any Term Loan, whether or not evidenced by a Term Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Term Note shall expressly so provide). Any assignment or transfer of all or part of a Term Loan evidenced by a Term Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Term Note evidencing such Term Loan, accompanied by a duly executed
                  Assignment and Acceptance; thereupon one or more new Term Notes in the same aggregate principal amount shall be issued to the designated Assignee, and the old Term Notes shall be returned by the Administrative Agent to the Borrower marked "canceled".

         (e) Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by Section 9.6(c), by each such other Person) together with payment to the Administrative Agent of a registration and processing fee of $3,500 (treating multiple, simultaneous assignments by or to two or more Related Funds as a single assignment) (except that no such registration and processing fee shall be payable in the case of an Assignee which is already a Lender or is an affiliate or Related Fund of a Lender or a Person under common management with a Lender), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the


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


                  effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Borrower. On or prior to such effective date, the Borrower, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for the Term Note of the assigning Lender) a new Term Note to the order of such Assignee in an amount equal to the applicable Term Loans, assumed or acquired by it pursuant to such Assignment and Acceptance and, if the Assignor has retained Term Loans, upon request, a new Term Note to the order of the Assignor in an amount equal to the applicable Term Loans, as the case may be, retained by it hereunder. Such new Term Note or Term Notes shall be dated the Closing Date or Delayed Draw Funding Date, as applicable, and shall otherwise be in the form of the Term Note or Term Notes replaced thereby.

         (f) The parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Term Loans and Term Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests in Term Loans and Term Notes, including, without limitation, any pledge or assignment by a Lender of any Term Loan or Term Note to any Federal Reserve Bank in accordance with applicable law.

         9.7 ADJUSTMENTS; SET-OFF. (a) If any Lender (a "BENEFITED LENDER") shall at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Obligations, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Obligations, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

         (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Holdings or the Borrower, any such notice being expressly waived by Holdings and the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by Holdings or the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of Holdings or the Borrower, as the case may be. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, PROVIDED that the failure to give such notice shall not affect the validity of such setoff and application.


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


         9.8 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission, by electronic mail in "portable document format" (".pdf") form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. 9.9 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         9.10 INTEGRATION. This Agreement and the other Loan Documents represent the entire agreement of Holdings, the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         9.12 SUBMISSION TO JURISDICTION; WAIVERS. Each of Holdings and the Borrower hereby irrevocably and unconditionally:

         (a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Holdings or the Borrower, as the case may be at its address set forth in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and


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


         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         9.13 ACKNOWLEDGMENTS. Each of Holdings and the Borrower hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

         (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to Holdings or the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and Holdings and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Administrative Agent and the Lenders or among Holdings, the Borrower and the Lenders.

         9.14 CONFIDENTIALITY. Each of the Administrative Agent and the Lenders agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; PROVIDED that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender or any affiliate of any thereof, (b) to any Participant or Assignee (each, a "TRANSFEREE") or prospective Transferee that agrees to comply with the provisions of this Section or substantially equivalent provisions, (c) to any of its employees, directors, agents, attorneys, accountants and other professional advisors, (d) to any financial institution that is a direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section), (e) upon the request or demand of any Governmental Authority having jurisdiction over it, (f) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (g) in connection with any litigation or similar proceeding, (h) that has been publicly disclosed other than in breach of this Section, (i) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender or (j) in connection with the exercise of any remedy hereunder or under any other Loan Document. Notwithstanding anything herein to the contrary, any party subject to confidentiality obligations hereunder or under any other related document (and any employee, representative or other agent of such party) may disclose to any and all persons, without limitation of any kind, such party's U.S. federal income tax treatment and tax structure of the transactions contemplated by this Agreement relating to such party and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, no such party shall disclose any information relating to such tax treatment or tax structure to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws.


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


         9.15 ACCOUNTING CHANGES. In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Change with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such Accounting Change as if such Accounting Change had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred. "Accounting Change" refers to any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

         9.16 INTERCREDITOR AGREEMENT. Each Lender hereunder (a) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (b) authorizes and instructs the Administrative Agent to enter into the Intercreditor Agreement on behalf of such Lender. The foregoing provisions are intended as an inducement to the Lenders to extend credit and such are intended third party beneficiaries of such provisions and the provisions of the Intercreditor Agreement.

         9.17     WAIVERS  OF  JURY   TRIAL.   HOLDINGS,   THE   BORROWER,   THE
ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                            [SIGNATURE PAGE FOLLOWS]


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


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          NATIONAL COAL CORP.,
                                          as Holdings


                                          By:  /S/ DANIEL A. ROLING
                                               --------------------------------
                                               Name:  Daniel A. Roling
                                               Title: Chief Executive Officer


                                          NATIONAL COAL CORPORATION,
                                          as Borrower


                                          By:  /S/ DANIEL A. ROLING
                                               --------------------------------
                                               Name:  Daniel A. Roling
                                               Title: Chief Executive Officer


                                          GUGGENHEIM CORPORATE FUNDING, LLC, as
                                          Administrative Agent


                                          By:  /S/ STEPHEN D. SAUTEL
                                               --------------------------------
                                               Name:  Stephen D. Sautel
                                               Title: Managing Director

                                          GUGGENHEIM CORPORATE FUNDING, LLC,
                                          as Lender



                                          By:  /S/ STEPHEN D. SAUTEL
                                               --------------------------------
                                               Name:  Stephen D. Sautel
                                               Title: Managing Director




                                          MIDLAND NATIONAL LIFE INSURANCE
                                          COMPANY, as a Lender

                                          By: Guggenheim Partners Advisory
                                          Company, as Agent


                                          By:  /S/ MICHAEL DAMASO
                                               --------------------------------
                                               Name:  Michael Damaso
                                               Title: Managing Director



                                          NORTH AMERICAN COMPANY FOR LIFE AND
                                          HEALTH INSURANCE, as a Lender

                                          By: Guggenheim Partners Advisory
                                          Company, as Agent


                                          By:  /S/ MICHAEL DAMASO
                                               --------------------------------
                                               Name:  Michael Damaso
                                               Title: Managing Director


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